UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road,       Cincinnati, Ohio            45247
(Address of principal executive offices)          (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio  45247
(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.
Semi-Annual Report
June 30, 2009 — Unaudited

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170
www.johnsoninv.com

JOHNSON MUTUAL FUNDS
June 30, 2009 — Unaudited

JOHNSON MUTUAL FUNDS
Unaudited

August 17, 2009

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2009 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Equity investors are finally experiencing some relief as the stock market continued its rally from the lows that occurred in March. Investor sentiment has become more positive as corporate earnings and economic indicators have begun to swing back in a positive direction. After six consecutive quarters of painful declines, the S&P 500 Index jumped nearly 16% in the second quarter, making it the best quarter since 2003. Through the end of July, the index is up 10.97% in 2009, outpacing the Dow Jones Industrial Average, which was up 6.31% for the same period. Also, through the end of July the Russell Midcap gained 19.69%, and the Russell 2000 (an index of small-cap stocks) was up 12.53%. For most of the year real estate investment trusts (REITS) lagged the broader market, but as of this writing the NAREIT index has rebounded sharply and has gained 7.86% year-to-date. International markets experienced an even better recovery and were led by emerging economies. As a result, the MSCI EAFE (Europe, Asia, Far East) index jumped 17.81% through the end of July.

Fixed income markets have also fared well so far this year. Investors’ appetites for risk returned somewhat causing Treasury yields to rise. Corporate and municipal bonds, which were out of favor during the credit crisis of 2008, have rebounded and performed well relative to treasury securities. In this environment, the Barclays Capital Aggregate Bond Index gained 3.54% for the year through the end of July. We understand that it is crucial to invest in only high quality fixed income investments to conserve shareholder value. To that end we will not compromise our philosophy on quality, which has served portfolios exceedingly well during this past year of credit difficulties.

We are beginning to see some light at the end of the tunnel from an economic standpoint. After many months of decline, economic data is starting to become “less bad.” The housing sector began to show some stability, and importantly, consumer confidence has improved. Economic surveys show that businesses and consumers are becoming more optimistic, which can unleash pent-up demand for goods and services. Unemployment figures have worsened and are concerning, but history tells us that job creation lags the economy and that the recession can end before employment turns around. Globally, we expect engines of growth, such as developing Asia, to keep moving forward as well, which will also contribute to worldwide economic recovery.

In light of the evidence, we believe the economy can turn around by year-end. However, while the economy is gaining footing, it is still fragile. As a result, we expect more choppiness in the market in the months ahead. In the face of ongoing market volatility, it is important that we all remain focused on the long term and not allow the market movements to dictate any rash decision making.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

JOHNSON EQUITY INCOME FUND
Performance Review –  June 30, 2009 – Unaudited

This year through June 30, 2009, the Johnson Equity Income Fund has had a slightly positive return of 0.72%. The Fund trailed the Standard & Poor’s 500 Index return of 3.16% and the Lipper Equity Income Index return of 1.33%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Only three out of ten sectors in the S&P 500 Index outperformed the overall index in the first half of the year, those being Information Technology, Materials, and Consumer Discretion. The Fund’s significant underweight in the Technology sector has been the most significant detractor from performance as it was the best performing sector, up almost 25% through June. Sector allocation was the majority of the reason for the Fund’s underperformance, as an underweight in Consumer Discretion (+8.58%) and overweights in two of the worst performing sectors, Industrials (-5.93%) and Finance (-3.40%), also detracted from performance. Disappointing performers in the Fund this year include General Electric, AFLAC, Allstate, Cincinnati Financial, Stryker and Procter & Gamble. All but one of these companies we continue to hold, the one exception being AFLAC as we sold that position due to concerns about its heavy financial company exposure in its investment portfolio and concerns about waning consumer demand for supplemental health insurance.

Positive contributors to performance have been the sector overweight and stock selection in Materials as the Fund’s holdings in Freeport-McMoran, BHP Billiton, and Air Products have been among the strongest performers in the Fund. Other positive contributors to performance were the Fund’s holdings in Adobe Systems, Schlumberger, Chesapeake Energy, Target, and Nike. We have since sold Adobe Systems, Chesapeake Energy, and Target.

The Fund is positioned consistent with somewhat of a barbell strategy with overweights in the more defensive sectors of Health Care, Consumer Staples, and Utilities, and carrying overweights in Energy, Materials, and Industrials on the cyclical end of the spectrum. The Fund is meaningfully underweighted in the Finance and Consumer Discretion sectors.

The Johnson Equity Income Fund’s investment strategy is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large-sized companies that primarily seeks to protect and secondarily enhance the purchasing power of capital over the long-term.

Average Annual Total Returns As of June 30, 2009
	Equity Income Fund	S&P 500 Index
Six Months	0.72%	3.16%
One Year	-21.99%	-26.21%
Three Years	-3.83%	-8.21%
Since Inception*	-1.95%	-6.37

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. Six Month Returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2009 – Unaudited

For the six month period ending June 30, 2009, the Johnson Growth Fund returned 3.20%. The Standard & Poors 500 Index returned 3.16% over the same time period.

During the first half of the year, the market had two distinct return periods. Up until March 9th, investors had a deep concern the economy would fall into a very deep recession, or possibly a depression, as a result of the credit crisis. Over this time period, the market dropped 25%. The worst performing sectors during the market drop were Financials (-51%), Industrials (-35%) and Consumer Discretion (-25%). On June 9th, several of the larger banks commented that business appeared to be stabilizing, igniting a rally that continued through June. From the March 9th bottom, the market rallied 36.9%. The rally was led by Financials (up 93%), Consumer Discretion (up 46%) and Industrials (up 45%).

During the selloff early in the year, the Fund outperformed, as we concentrated on owning higher quality companies. During times of market turmoil, high quality stocks tend to hold up better due to their more defensive characteristics. However, the recent rally was led primarily by lower quality stocks. This led to the Fund underperforming during the recent rally. The biggest detractor to performance since the market bottom was our sector weight and stock picking in Financials. Since the beginning of the year, our Financial stocks have trailed the S&P Financial sector by over 22.5%. While JP Morgan has performed well, Bank of New York and PNC Financial have performed poorly.

Our other area of weak performance has been the Consumer Discretion sector. As with Financials, our underweight along with poor stock picks contributed to poor relative performance, as we have trailed the S&P Consumer Discretion sector by 15.8%. Gamestop has been the biggest detractor from performance in the sector, as it has underperformed by 49% from the market bottom.

Our two best performing sectors are Energy and Materials. We are overweight both of these sectors versus the market and our stock picking has also added value. Our energy holdings have outperformed the market by 29.3% in the first half of the year. Performance has been strong from Transocean, Schlumberger and Chesapeake Energy. Each of these stocks have climbed in excess of 41% from the market bottom. Our Materials names have also outperformed their sector by 29.3%. Freeport McMoran and BHP Billiton have each gained more than 50% since the market bottom. Other strong stocks this year have been Apple (+84), Adobe (+47%) and Google (+39%).

We expect the economy to bottom later this year. We anticipate the market to continue to move higher; however stocks should remain volatile as we expect housing weakness and high unemployment to persist. While we are positioning the Fund more toward a global economic recovery by adding cyclical names, we continue to own many stocks that are less dependent on an economic recovery, as these stocks should provide stability to the portfolio.

Average Annual Total Returns As of June 30, 2009
	Growth Fund	S&P 500 Index
Six Months	3.20%	3.16%
One Year	-30.08%	-26.21%
Three Years	-6.61%	-8.21%
Five Years	-1.62%	-2.24%
Ten Years	-3.56%	-2.22%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. Six Month Return is not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may belower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – June 30, 2009 – Unaudited

For the six month period ending June 30, 2009, the Johnson Dynamic Growth Fund returned 13.86%. The Russell 1000 Growth Index (R1K) returned 11.53% over the same time period.

During the first few months of the year, equity investors witnessed what seemed to be a relentless selloff driven by concerns the economy would fall into a very deep recession, or possibly a depression, as a result of the credit crisis. Year to date through February, the R1K fell 11.97%. During this time, growth stocks dramatically outperformed value stocks as much of the selling occurred in the financial sector. Finance is a relatively large component of the Russell 1000 Value Index, but it one of the smaller components of the R1K (5% as of 6/30/09). Following the market bottom in March, most of the cyclical sectors in the Index rallied in anticipation of stability in the banking sector and a potential bottoming in global economic activity. From the March 9th bottom until the end of June, the R1K rallied 35.3%. The rally was led by Financials, Technology and Industrials.

Year to date, our worst performing sector compared to the R1K has been Financials. Bank of New York is the only finance stock owned by the Fund throughout the first half of the year. The stock is up 3% while the R1K Financial sector is up 11%. Our other lagging sector for the period has been Consumer Discretion. Despite Chipotle Mexican Grill returning 29%, Gamestop (up 2%) and Comcast (down 13%) hurt performance.

Our two best performing sectors are Energy and Materials. We are overweight both of these sectors versus the market and our stock picking has also added value. Our energy holdings have outperformed their sector market by 15.1% in the first half of the year. Performance has been strong from Transocean (up 57%), Core Labs (up 46%) and Schlumberger (up 28%). Our Materials names have outperformed their sector by 29.3% during the first part of the year. Freeport McMoran gained 105%, while BHP Billiton has gained 28% and Potash has gained 27%. Other strong stocks this year have been General Cable (+112), Apple Computer (+67%), Cognizant Technology Solutions (+48%) and Google (+39%).

We expect the economy to bottom later this year. We anticipate the market to continue to move higher; however stocks should remain volatile as we expect housing weakness and high unemployment to persist. We are positioning the Fund more toward a global economic recovery by adding cyclical names-especially in those industries where we feel long term growth trends remain strong.

Average Annual Total Returns As of June 30, 2009
	Dynamic Growth Fund	Russell 1000 Growth Index
Six Month	13.86%	11.53%
One Year	-33.27%	-24.50%
Three Years	-7.81%	-5.45%
Since Inception*	-6.64%	-4.94%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Disciplined Large-Cap Fund had a total return of 5.09% through the first six months of 2009. This surpassed the S&P 500 Index’s 3.16% return. After plunging by more than 26% into the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s holdings in Energy were particularly additive, and successful stock-picking in Health Care and Industrials also contributed to the Fund’s positive results.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting the effectiveness of our approach: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve this spring, so did the effectiveness of our multi-factor approach. As a result, we have seen a meaningful positive effect from stock selection through the first six months.

The Fund’s top contributor in the six month period was Tenet Healthcare, a hospital operator whose stock more than doubled as bad debt concerns lessened. Semiconductor-company Broadcom was another winning stock as earnings growth continued to exceed expectations. Other top performers included International Paper, Aflac, and Massey Energy. Most of the Fund’s worst performers during the first half were stocks sold in the weeks around the year’s market low, including Host Hotels & Resorts, Textron, The Manitowoc Company, and NYSE Euronext.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have recently suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2009
	Disciplined Large-Cap Fund	S&P 500 Index
Six Month	5.09%	3.16%
One Year	-38.71%	-26.21%
Three Years	-13.12%	-8.21%
Since Inception*	-10.53%	-6.37%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Disciplined Mid-Cap Fund had a total return of 22.14% in the first half of the year. This easily beat the Russell Midcap Index’s 9.96% return, placing the Fund solidly in the top decile of Lipper’s Midcap Core category. After plunging by more than 26% into the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s overweight position in the Energy sectors was very helpful to performance, and successful stock-picking in Consumer Discretionary and Financials also contributed to the Fund’s positive results.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting our approach’s effectiveness: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve this spring, so did the effectiveness of our multi-factor approach. As a result, we have seen a meaningful positive effect from stock selection through the first six months.

The Fund’s top contributor in the six month period was Capitalsource, a specialized commercial finance lender whose stock rose over 340% from the Fund’s March 9th purchase when credit concerns were high. Another big winner was CTC Media, an operator of Russian televisions stations that exceeded earnings expectations. Other top performers included Health Management Associates, General Cable, and Warner Music Group. Most of the Fund’s worst performers during the first half were stocks sold in the weeks around the year’s market low, including W&T Offshore, Textron, and The Manitowoc Company.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have recently suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2009
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
Six Months	22.14%	9.96%	8.47%
One Year	-37.90%	-30.36%	-28.02%
Three Years	-11.05%	-9.25%	-7.54%
Five Years	-1.07%	-0.11%	0.36%
Ten Years	0.21%	3.15%	4.60%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Disciplined Small-Cap Fund had a total return of 7.30% in the six months ending June 30th, 2009. This surpassed the Russell 2000 Index’s 2.64% return. After plunging by more than 26% into the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s holdings in Energy were particularly additive, and successful stock-picking in Health Care and Industrials also contributed to the Fund’s positive results.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting our approach’s effectiveness: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve this spring, so did the effectiveness of our multi-factor approach. As a result, we have seen a meaningful positive effect from stock selection through the first six months.

The Fund’s top contributor in the six month period was Spartan Motors, a designer of chassis for heavy-duty vehicles whose stock more than doubled on better-than-expected earnings growth. The biggest percentage gainer in the Fund was FUQI International, a fast-growing Chinese jewelry seller, up 230% in the first half of the year. Other top performers included commodity-related stocks like Geokinetics, Bway Holding, and Veneco. Most of the Fund’s worst performers during the first half were stocks sold in the weeks around the year’s market low, including Chiquita Brands, Gibraltar Industries, and Warren Resources.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have recently suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2009
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Month	7.30%	2.64%
One Year	-34.82%	-25.01%
Three Years	-17.89%	-9.89%
Since Inception*	-13.20%	-6.45%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are stocks of small-sized companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Realty Fund posted a rate of return of -15.80% for the six month period ending June 30, 2008 compared to a return of -12.21% for the National Association of Real Estate Investment Trust index (NAREIT Index). The S&P 500, unlike REITs, was able to post a positive 3.2% return through June 30, 2009. The first half of 2009 is a tale of dramatically different returns by quarters. In the first quarter, REITs experienced sharply negative returns of 30.6%. Concerns about over-levered businesses, lack of liquidity/capital and general economic problems drove the broader market down. This was followed by a dramatic return of nearly 27% in the second quarter. As evidence emerged that credit was once again flowing and the financial businesses were past the point of failure, the stock market reacted very favorably.

Real assets attract investors during times of stress. REITs own real assets but concern over the leverage inherent in these companies and fear that the cost of capital may increase or go away altogether, was a negative for this asset class. This was a direct outcome of the deteriorating economic environment and the mortgage crisis that is griping the banking sector. The deterioration in the economic environment combined with the tighter credit standards will continue to impact REITs’ fundamental performance.

The Johnson Realty Fund experienced negative contribution to returns from both property type allocation and individual stock selection. Property type selection was hurt by the overweight in Residential, which is primarily apartments, which delivered a -13.2% return. Rising unemployment contributed to increasing vacancies and pricing pressure on rents. In addition, the top three best performing property types, Lodging +7.9%, Specialty -1.7% and Retail -11.9% were all underweighted in the portfolio. Individual stock selection hurt performance as four out of the top ten position sizes in the Realty Fund significantly underperformed the benchmark. Vornado (VNO) and Equity Residential (EQR) both were down over 22%. General concerns over apartments (EQR is the largest REIT apartment operator in the US) led to its underperformance. VNO was hurt by concern over its growth strategy and overall capital structure.

REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. There remains fundamental risk in REITs as the domestic economy continues to be sluggish and the impact of higher capital costs impacts REITs. The market will remain volatile until we see stabilization in the credit markets. Even at that point there still may be some fundamental risk as core rents will still be slowing and vacancies increasing. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of June 30, 2009
	Realty Fund	NAREIT Index
Six Month	-15.80%	-12.21%
One Year	-46.63%	-43.29%
Three Year	-20.08%	-18.00%
Five Years	-4.40%	-2.73%
Ten Years	3.63%	5.54%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson International Fund had a total return of 9.99% for the first six months of the year. This exceeded the MSCI EAFE Index’s 7.95% return. After plunging by more than 26% into the first part of the year, world stock markets staged a breathtaking rally from the lows of early March, finishing the first half with a positive return. Emerging markets stocks were particularly strong, and the Fund invested up to one-fifth of the portfolio in these types of stocks, including companies located in faster-growing countries such as Brazil, China, and India. From a sector standpoint, the Fund’s positioning in Energy and Materials was particularly fruitful, as commodity prices recovered sharply on early signs of global economic improvement, low inventory levels, and accommodative monetary policy.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. Some of the Fund’s best performance contributors were commodity-related stocks, such as Petroleo Brasileiro, a Brazilian oil & gas producer, and Potash Corp. of Saskatchewan, a Canadian fertilizer producer. The Fund also benefitted from maintaining positions in several depressed European bank stocks, such as Barclays Plc and BNP Paribus, which rallied enormously from the market bottom in March. However, as the credit crunch intensified earlier this year, we did not feel that all European financials offered return opportunities that exceeded the risk. Thus, many of the Fund’s worst performers included some of these bank stocks sold earlier in the year at losses prior to the market’s rally, including Royal Bank of Scotland and Deutsche Bank.

Diversification by sector, country, region, and company remains an important objective. As of June 30th, the Fund held 153 stocks and the ten largest holdings accounted for less than 16% of the total weight. We continue to maintain exposure to the emerging markets, as they seem to offer stronger relative growth opportunities, owing to favorable demographic trends and economic development. Natural resources companies continue to be a favorite investable theme that parallels much of the emerging market growth story. We are less confident in the prospects for Finance stocks on the heels of that sector’s strong stock price recovery from the March lows. We remain under the benchmark weight in Finance, with the expectation that capital issues and a continuing credit cycle will ultimately challenge the recently higher valuation.

With the dislocation experienced in global markets over the past year, we continue to see valuation and growth disparities that provide many investment opportunities across all sectors. By investing in the stocks of foreign-based companies, we feel that the Fund is well positioned to capture economic growth that is likely to exceed that available in the United States.

Average Annual Total Returns As of June 30, 2009
	International Fund	MSCI EAFE	MSCI ACWI ex US Index
Six Month	9.99%	7.95%	13.92%
Since Inception*	34.87%	14.84%	20.98%

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are ADRs (American Depository Receipts.) The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI ACWI ex US Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Fixed Income Fund provided a 2.00% return during the first six months of 2009 compared to a 1.62% return during the same period for the Barclays Capital Intermediate Government Credit Index. The relative outperformance of the Fund was largely driven by the Fund’s allocation to corporate bonds. As the economy began to show tentative signs of improvement, yield spreads collapsed, driving substantial outperformance of the corporate sector. The Fund maintains a substantial allocation to corporate bonds as indicated by the Sector Allocation Chart on this page.

Our outlook for the Fund remains favorable as we believe the Fund is postured to capitalize on the value we are seeing in the investment grade marketplace. The Fund is positioned to capture the slope of the yield curve, de-emphasize Treasuries and focus on high-quality corporate bonds. Our expectation is that interest rates will be somewhat range-bound for the foreseeable future. The Fed is unlikely to begin raising rates until the economy is on more stable footing, so the yield curve should remain steep. Our longer-than benchmark duration will allow the Fund to capture the additional yield from marginally extending out the yield curve. The Fund is also substantially underweight Treasury bonds. Treasury yields are historically low as a weak economy keeps rates depressed. Though some small allocation to Treasuries is warranted, we believe superior investment opportunities will continue be in the non-Treasury sectors.

The Fund will maintain its overweight allocation to high quality corporate bonds. Even though yield spreads have narrowed appreciably, they are still wide by historical standards. Our expectation is that yield spreads will continue to narrow, though the pace of this narrowing should diminish. In addition, we expect greater differentiation of quality and thus we continue to advocate the highest quality corporate bonds. Though recovering, the economy will remain difficult for businesses in coming quarters as growth in the coming recovery is likely to be sub-par as compared to those of the past. We expect default rates to escalate and risk aversion to grow at times during the year. We believe the strength witnessed in BBB-rated and more economically sensitive corporate issuers during the second quarter was premature. We expect the reality of a slower, more subdued recovery will weigh on these sectors of the bond market in the coming months and quarters and our emphasis on quality will be rewarded. Over 90% of the Fund is rated “A” or higher by at least two national credit rating agencies.

Average Annual Total Returns As of June 30, 2009
	Fixed Income Fund	Barclays Capital Int. G/C Index*
Six Month	2.00%	1.62%
One Year	7.01%	5.27%
Three Years	6.27%	6.13%
Five Years	4.58%	4.57%
Ten Years	5.13%	5.66%

*	The Barclays Capital Intermediate Government Credit Index was previously known as the Lehman Brothers Intermediate Government Credit Index.

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. Six Month return is not annualized. A shareholder cannot invest directly in the Barclays Capital Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2009 – Unaudited

The Johnson Municipal Income Fund provided a 3.43% return during the first six months of 2009 compared to a 2.85% return during the same period for the Barclays Capital 5-Year General Obligation Municipal Index. The municipal bond market was able to outpace the taxable bond market as municipal yields returned to a more normal relationship to taxable yields. The Fund’s longer-than benchmark duration further enhanced this improvement, driving the relative outperformance versus the Index. General obligation bonds did not keep pace with revenue bonds as headlines about municipality budget woes were rampant.

The municipal market entered the year with elevated yields compared to comparable taxable bonds. Concerns about the underlying credit quality of municipalities coupled with deteriorating fundamentals of municipal insurers kept yields somewhat elevated. Though yields improved during the first half of the year and moved toward their historical alignment with taxable bonds, the outlook for the municipal bond market remains strained. Many municipalities are grappling with budget shortfalls which will require revenue enhancement, expense reductions or both. The America Recovery and Reinvestment Act has helped alleviate some of the near term strain as municipalities have found ways to use federal stimulus dollars to help plug budget gaps. But using federal stimulus dollars merely delays the inevitable tough decisions required by the municipalities to balance budgets in future years.

We believe the Fund is well positioned relative to the Index in 2009. Our high quality emphasis and attention to underlying fundamentals of the issuers should help the Fund outperform as the continuing economic challenges cause problems for weaker issuers. The Fund always considers the fundamental credit quality of each issuer to determine the relative value of a municipal investment. Therefore, we are confident that the investments of the Fund are sound regardless of the availability of municipal insurance and have the fundamentals to withstand the economic challenges ahead. As a further safeguard, we have continued to diversify holdings outside of the state of Ohio. The Fund now has over 15% of its holdings in states other than Ohio. Our intent with each municipal investment outside of the state of Ohio is to enhance the quality and the yield of the Fund. We expect each non-Ohio holding to generate enough additional yield to compensate shareholders for any state income tax consequences. In addition, the Fund’s longer maturity structure than that of the Index should be beneficial as municipal yields continue to move relatively lower toward their normal relationship with Treasury yields. These factors should combine to drive outperformance during the remainder of the year.

Average Annual Total Returns As of June 30, 2009
	Municipal Income Fund	Barclays 5 Year G.O. Index
Six Month	3.43%	2.85%
One Year	6.99%	7.34%
Three Years	4.91%	5.68%
Five Years	3.71%	4.37%
Ten Years	4.20%	4.86%

As rated by either Standard & Poors or Moody’s Raging Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. Six Month returns are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Air Products and Chemicals, Inc.	12,600	813,834
BHP Billiton Ltd., Sponsored ADR**	16,000	875,680
Freeport McMoran Copper & Gold	20,500	1,027,255
Praxair, Inc.	11,300	803,091
Total For Materials: 8.9%		$3,519,860
3M Company	12,345	741,934
Emerson Electric Company	46,290	1,499,796
General Electric Company	93,305	1,093,535
ITT Corporation	17,130	762,285
United Parcel Service - Class B	24,110	1,205,259
Total For Industrials: 13.4%		$5,302,809
AT&T Incorporated	47,800	1,187,352
Verizon Communications	25,830	793,756
Total For Telecomm Services: 5.0%		$1,981,108
Kellogg Company	26,600	1,238,762
Nestle SA Sponsored ADR**	33,400	1,257,176
Pepsico, Incorporated	14,285	785,104
Procter & Gamble Company	30,460	1,556,506
Safeway Incorporated	35,100	714,987
Wal-Mart Stores, Inc.	16,000	775,040
Total For Consumer Staples: 16.0%		$6,327,575
Comcast Corporation Class A Special	52,050	733,905
Nike, Inc. - Class B	14,500	750,810
Total For Consumer Discretionary: 3.8%		$1,484,715
Conocophillips	27,945	1,175,367
Chevron Corporation	16,585	1,098,756
Schlumberger Ltd.	26,220	1,418,764
XTO Energy, Inc.	27,500	1,048,850
Spectra Energy Corporation	73,000	1,235,160
Total For Energy: 15.1%		$5,976,897
Allstate Corporation	32,685	797,514
Bank of New York Mellon Corp	37,542	1,100,356
Cincinnati Financial Corporation	24,650	550,928
PNC Financial Services Group, Inc.	19,200	745,152
Total For Financial Services: 8.1%		$3,193,950
Abbott Laboratories	24,380	1,146,835
Bard (C.R.), Incorporated	10,600	789,170
Becton, Dickinson and Company	18,770	1,338,489
Bristol-Myers Squibb Company	31,800	645,858
Novartis AG-ADR**	28,380	1,157,620
Stryker Corporation	20,900	830,566
Total For Health Care: 15.0%		$5,908,538
Accenture LTD.	26,600	890,036
Adobe Systems Inc.*	13,600	384,880
Applied Materials, Inc.	60,600	667,206
Cisco Systems, Inc.*	42,545	793,464
Microsoft Corporation	34,485	819,708
Total For Information Technology: 9.0%		$3,555,294
Dominion Resources	23,310	779,020
FPL Group, Inc.	20,700	1,177,002
Total For Utilities: 5.0%		$1,956,022
Total Common Stocks: 99.3%		$39,206,768
(Common Stock Identified Cost $41,947,389)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.00% yield ***		$353,690
Total Cash Equivalents: 0.9%		353,690
(Cash Equivalents Identified Cost $353,690)
Total Portfolio Value: 100.2%		$39,560,458
(Total Portfolio Identified Cost $42,301,079)
Other Liabilities Less Assets: (0.02)%		$(73,154)
Total Net Assets: 100.0%		$39,487,304
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
BHP Billiton Ltd., Sponsored ADR**	11,800	645,814
Freeport McMoran Copper & Gold Class B	12,200	611,342
Monsanto Company	12,100	899,514
Potash Corporation of Saskatchewan, Inc.	5,800	539,690
Total For Materials: 8.1%		$2,696,360
Caterpillar Tractor Company	15,500	512,120
Cummins Engine, Incorporated	20,600	725,326
Danaher Corporation	10,760	664,322
Emerson Electric Company	37,900	1,227,960
General Electric Company	53,790	630,419
Norfolk Southern Corporation	17,400	655,458
Total For Industrials: 13.3%		$4,415,605
AT&T, Inc.	39,050	970,002
Total For Telecomm Services: 2.9%		$970,002
Kellogg Company	15,000	698,550
Nestle S A Sponsored ADR**	18,800	707,632
Pepsico, Incorporated	13,300	730,968
Procter & Gamble Company	32,000	1,635,200
Total For Consumer Staples: 11.4%		$3,772,350
Comcast Corporation Class A Special	65,000	916,500
Gamestop Corporation Class A*	42,200	928,822
Wal-Mart Stores, Inc.	19,900	963,956
Total For Consumer Discretionary: 8.5%		$2,809,278
Chesapeake Energy Corporation	31,500	624,645
Chevron Corporation	9,370	620,762
Petroleo Brasileiro, ADR **	17,600	721,248
Core Labratories N.V.	7,400	644,910
Transocean Inc.*	8,335	619,207
Schlumberger Ltd.	17,350	938,809
XTO Energy, Inc.	16,800	640,752
Total For Energy: 14.5%		$4,810,333
Bank Of New York Mellon Corp	35,685	1,045,927
JP Morgan Chase & Company	11,000	375,210
PNC Financial Services Group, Inc.	13,200	512,292
Total For Financial Services: 5.8%		$1,933,429
Abbott Laboratories	23,100	1,086,624
Bard (C.R.), Incorporated	8,850	658,883
Becton, Dickinson and Company	10,600	755,886
Celgene Corp*	24,100	1,152,944
Gilead Sciences Inc*	22,200	1,039,848
Medco Health Solutions, Inc.*	14,700	670,467
Total For Health Care: 16.2%		$5,364,652
Adobe Systems Incorporated*	35,850	1,014,555
Apple Computer, Incorporated*	5,080	723,544
Accenture LTD	21,000	702,660
Applied Materials, Incorporated	60,000	660,600
Cisco Systems, Inc.*	34,700	647,155
Google Inc. - Class A*	2,550	1,075,055
Microsoft Corporation	28,000	665,560
Total For Information Technology: 16.5%		$5,489,129
FPL Group	12,000	682,320
Total For Utilities: 2.1%		$682,320
Total Common Stocks: 99.3%		$32,943,458
(Common Stock Identified Cost $37,217,884)
Total Portfolio Value: 99.3%		$32,943,458
(Total Portfolio Identified Cost $37,217,884)
Other Assets Less Liabilities: 0.7%		$243,272
Total Net Assets: 100.0%		$33,186,730
*	Non-income producing security.
**	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
BHP Billiton Ltd., Sponsored ADR**	4,000	218,920
Freeport McMoran Copper & Gold	3,700	185,407
Monsanto Company	3,680	273,571
Potash Corporation Of Saskatchewan Inc.**	2,610	242,861
Total For Materials: 9.2%		$920,759
Caterpillar Tractor Company	5,650	186,676
Cummins Engine, Incorporated	6,300	221,823
Emerson Electric Company	8,700	281,880
General Cable*	7,840	294,627
General Electric Company	14,700	172,284
Norfolk Southern Corporation	8,100	305,127
Total For Industrials: 14.5%		$1,462,417
Nestle SA Sponsored ADR**	8,070	303,755
PepsiCo, Incorporated	3,800	208,848
Procter & Gamble Company	7,370	376,607
Total For Consumer Staples: 8.8%		$889,210
Chipotle Mexican Grill, Inc. Class A*	2,340	187,200
Comcast Corporation Class A Special	16,907	238,389
Gamestop Corporation Class A*	11,050	243,211
Total For Consumer Discretionary: 6.6%		$668,800
Chesapeake Energy Corporation	14,350	284,561
Core Labratories N.V.	2,490	217,003
Petrohawk Energy Corporation*	12200	272,060
Petroleo Brasileiro, ADR **	8,300	340,134
Schlumberger Ltd.	3,780	204,536
Southwestern Energy Company*	4,710	182,983
Transocean Inc.*	4,267	316,995
Total For Energy: 18.1%		$1,818,272
Bank Of New York Mellon Corp	11,006	322,586
Total For Financial Services: 3.2%		$322,586
Becton, Dickinson and Company	3,000	213,930
Celgene Corp*	6,980	333,923
Gilead Sciences Inc*	8,900	416,876
Intuitive Surgical, Inc.*	810	132,565
Medco Health Solutions, Inc.*	6,650	303,306
Vertex Pharm*	6,795	244,416
Total For Health Care: 16.3%		$1,645,016
Adobe Systems Inc*	7,200	203,760
Apple Computer, Incorporated*	2,410	343,256
Akamai Technologies*	13,010	249,532
Applied Materials, Incorporated	25,000	275,250
Cisco Systems, Inc.*	15,160	282,734
Cognizant Technology Solutions Corporation*	11,440	305,448
Google Inc. - Class A*	780	328,840
Microsoft Corporation	9,780	232,471
Total For Information Technology: 22.1%		$2,221,291
Total Common Stocks: 98.8%		$9,948,351
(Common Stock Identified Cost $11,733,305)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.00% yield ***		107,383
Total Cash Equivalents: 1.1%		$107,383
(Cash Equivalents Identified Cost $107,383)
Total Portfolio Value: 99.9%		$10,055,734
(Total Portfolio Identified Cost $11,840,688)
Other Assets Less Liabilities: 0.1%		$11,707
Total Net Assets: 100.0%		$10,067,441
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Dow Chemical Company	3,700	59,718
International Paper Company	5,600	84,728
Total For Materials: 3.1%		$144,446
C.H. Robinson Worldwide, Inc.	900	46,935
Eaton Corporation	1,180	52,640
Fluor Corporation	1,800	92,322
General Dynamics Corporation	1,000	55,390
Goodrich (B.F.) Company	1,800	89,946
ITT Corporation	1,300	57,850
Jacobs Engineering Group, Inc.*	1,000	42,090
L-3 Communications Holdings Inc	1,080	74,930
Lockheed Martin Corporation	560	45,164
Norfolk Southern Corporation	1,300	48,971
Northrop Grumman	1,390	63,495
Raytheon Company	1,000	44,430
United Parcel Service – Class B	1,000	49,990
Waste Management, Inc.	1,800	50,688
Total for Industrials: 17.7%		$814,841
Qwest Communications International	12,800	53,120
Total for Telecomm Services: 1.1%		$53,120
Archer Daniels Midland Company	2,400	64,248
Clorox Company	800	44,664
Dean Foods Company*	2,100	40,299
Heinz (H.J.) Company	1,300	46,410
Kroger Company	3,700	81,585
Procter & Gamble Company	800	40,880
Safeway Incorporated	2,100	42,777
Tyson Foods Incorporated – Class A	5,000	63,050
Walgreen Company	1,500	44,100
Total For Consumer Staples: 10.2%		$468,013
Apollo Group Inc., Class A*	1,400	99,568
Big Lots, Inc.*	2,300	48,369
Comcast Corporation – Class A	3,500	50,610
Family Dollar Stores	1,500	42,450
Genuine Parts Company	1,200	40,272
H&R Block Incorporated	3,000	51,690
Interpublic Group Of Companies*	9,900	49,995
Leggett & Platt, Inc.	2,900	44,167
Newell Rubbermaid Inc.	4,500	46,845
Sears Holdings Corporation*	800	53,216
Staples, Inc.	2,700	54,486
Total For Consumer Discretionary: 12.6%		$581,668
Diamond Offshore Drilling	600	49,830
Ensco International, Inc.	2,000	69,740
Marathon Oil Corp	1,900	57,247
Murphy Oil Corporation	1,300	70,616
Peabody Energy Corporation	2,400	72,384
Southwestern Energy Company*	2,000	77,700
Tesoro Petroleum Corporation	2,800	35,644
Williams Companies Inc	3,200	49,952
Total For Energy: 10.5%		$483,113
Aflac Incorporated	2,500	77,725
Ameriprise Financial, Inc.	1,900	46,113
Bank of America Corporation	3,700	48,840
Citigroup, Inc.	15,200	45,144
Discover Financial	6,600	67,782
E*Trade Group Inc.*	31,000	39,990
First Horizon National Corporation	3,700	44,400
Hudson City Bancorp, Inc.	7,300	97,017
Hartford Financial Services Group, Inc.	3,800	45,106
J.P. Morgan Chase & Company	2,400	81,864
Moody’s Corporation	1,600	42,160
Peoples Bank Bridgeport	2,300	34,661
PNC Financial Services Group, Inc.	1,100	42,691
Prudential Financial Inc.	1,200	44,664
Total For Financial Services: 16.5%		$758,157
Amerisourcebergen Corporation	4,240	75,218
Biogen Idec, Inc.*	1,800	81,270
Cardinal Health, Inc.	1,600	48,880
Coventry Health Care, Inc.*	2,600	48,646
Gilead Sciences, Inc.*	800	37,472
Humana Incorporated*	1,400	45,164

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
McKesson HBOC, Inc.	1,000	44,000
Medco Health Solutions, Inc.*	950	43,330
Stryker Corporation	1,300	51,662
Tenet Healthcare*	35,000	98,700
Total For Health Care: 12.5%		$574,342
Altera Corporation	2,400	39,096
Broadcom Corp*	3,500	86,765
CA Inc.	2,700	47,061
Computer Sciences Corporation*	2,100	93,030
Jabil Circuit, Inc.	9,160	67,967
Linear Technolgy Corporation	1,800	42,030
Total For Information Technology: 8.2%		$375,949
CMS Energy Corporation	3,400	41,072
Dominion Resources	1,200	40,104
DTE Energy Co. (Formerly Detroit Edison)	1,500	48,000
Entergy Corporation	600	46,512
Firstenergy Corporation	900	34,875
Northeast Utilities Company	2,200	49,082
Questar Corporation	1,600	49,695
Total For Utilities: 6.7%		$309,340
Total Common Stocks: 99.1%		$4,562,989
(Common Stock Identified Cost $5,067,167)
Total Portfolio Value: 99.1%		$4,562,989
(Total Portfolio Identified Cost $5,067,167)
Other Assets Less Liabilities: 0.9%		$42,138
Total Net Assets: 100.0%		$4,605,127
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Ashland, Incorporated	9,000	252,450
Cabot Corporation	15,000	188,700
Huntsman Corporation	45,300	227,859
International Paper Company	26,400	399,432
Packaging Corp of America	14,000	226,800
Schnitzer Steel Industries, Inc.	7,800	412,308
Temple-Inland Incorporated	19,800	259,776
Terra Industries, Inc.	6,700	162,274
Total For Materials: 6.4%		$2,129,599
Copa Holdings SA **	6,500	265,330
Fluor Corporation	7,400	379,546
Jacobs Engineering Group, Inc.*	5,400	227,286
KBR, Inc.	12,900	237,876
Kansas City Southern Industries*	17,500	281,925
L-3 Communications Holdings Inc.	3,300	228,954
Oshkosh Truck Corporation	24,900	362,046
The Shaw Group, Inc.*	7,000	191,870
SPX Corporation	7,500	367,275
Timken Company	16,200	276,696
Trinity Industries	20,700	281,934
URS*	4,400	217,888
Wesco International*	9,700	242,888
Total For Industrials: 10.6%		$3,561,514
Dean Foods Company*	8,700	166,953
Herbalife LTD.	11,300	356,402
Tyson Foods Incorporated	18,200	229,502
Total For Consumer Staples: 2.2%		$752,857
Apollo Group Inc. – Class A*	4,200	298,704
Big Lots, Inc.*	11,300	237,639
Chipotle Mexican Grill, Inc.*	2,800	224,000
CTC Media, Inc.*	69,100	817,453
D.R. Horton, Inc.	23,500	219,960
Devry, Inc.	3,500	175,140
Discovery Communications, Incorporated*	16,700	375,917
H&R Block Corporation	14,900	256,727
Interpublic Group of Companies*	51,900	262,095
Leggett & Platt, Inc.	14,500	220,835
Lennar Corporation – Class A	30,700	297,483
Limited, Incorporated	18,900	226,233
Penske Automotive Group, Inc.	19,000	316,160
ITT Educational Services, Inc.*	1,500	150,990
Family Dollar Stores	7,800	220,740
Footlocker	16,900	176,943
LKQ*	21,500	353,675
Panera Bread – Class A*	12,600	628,236
Royal Carribean Cruises Ltd.	17,900	242,366
Regal Entertainment Group	17,700	235,233
Sears Holding Corporation*	4,200	279,384
Petsmart, Inc.	15,900	341,214
Warner Music Group Corporation*	62,500	365,625
Williams-Sonoma, Inc.*	19,800	235,026
Total For Consumer Discretionary: 21.4%		$7,157,778
Alpha Natural Resources Incorporated*	8,600	225,922
CNX Gas Corporation*	8,500	223,295
Denbury Resources*	28,100	413,913
Key Energy Services*	54,900	316,224
Quicksilver RSC*	24,000	222,960
Mariner Energy Inc.*	19,100	224,425
Oil States International Inc.*	14,700	355,887
Overseas Shipholding Group, Incorporated	8,100	275,724
Plains Exploration & Production Company*	8,300	227,088
Teekay Corporation	14,900	313,347
Tesoro Petroleum Corporation	13,000	165,490
Total For Energy: 8.9%		$2,964,275
Associated Banc-Corp	18,200	227,500
Popular Inc.	76,800	168,960
Brown & Brown, Inc.	11,700	233,181
Capitalsource, Inc.	149,000	727,120
Discover Financial	27,900	286,533
E*Trade Group, Inc.*	170,000	219,300
First American Financial Corporation	8,800	228,008

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
First Horizon National Corporation	19,917	239,004
Fidelity National Title Group, Inc.	16,400	221,892
Hudson City Bancorp, Inc.	51,500	684,435
Investment Tech Grp*	9,400	191,666
MGIC Investment Corporation	124,600	548,240
Old Republic International Corporation	21,900	215,715
Total For Financial Services: 12.5%		$4,191,554
Amerisourcebergen Corporation	40,000	709,600
The Cooper Companies, Inc.	8,300	205,259
Coventry Heatlh Care, Inc.*	14,500	271,295
Community Health Systems Inc.*	9,300	234,825
Endo Pharmaceutical Holdings, Inc.*	9,500	170,240
Health Management Associates, Inc. – Class A*	107,000	528,580
Humana Incorporated*	8,500	274,210
Kinetic Concepts*	7,800	212,550
Lincare Holdings, Inc.*	9,700	228,144
Omnicare Incorporated	7,000	180,320
ResMed Inc.*	5,000	203,650
Sepracor, Inc.*	18,800	325,992
Tenet Healthcare*	80,000	225,600
Watson Pharmaceutical, Inc.*	5,900	198,771
Total For Health Care: 11.9%		$3,969,036
Alliance Data Systems Corporation*	5,100	210,069
ANSYS, Inc.*	8,400	261,744
Computer Sciences Corporation*	12,800	567,040
Diebold, Incorporated	8,800	231,968
Dolby Laboratories Inc. – Class A*	21,700	808,976
Factset Research Systems, Inc.	5,000	249,350
Flir Systems*	8,400	189,504
Harris Corporation	5,900	167,324
Jabil Circuit,Inc.	28,400	210,728
SAIC, Inc.*	9,100	168,805
Tech Data Corporation*	7,500	245,325
WebMD Health Corp. – Class A*	15,900	475,728
Total For Information Technology: 11.3%		$3,786,561
Atmos Energy Corporation	22,700	568,408
American Water Works Company, Inc.	11,600	221,676
CMS Energy Corporation	14,500	175,160
Dynegy Inc.*	118,000	267,860
OGE Energy Corporation	8,900	252,048
UGI Corporation	20,700	527,643
Vectren Corporation	8,700	203,841
Aqua America Inc.	12,900	230,910
Total For Utilities: 7.3%		$2,447,546
Total Common Stocks: 92.5%		$30,960,720
(Common Stock Identified Cost $31,529,238)
Real Estate Investment Trusts (REIT)
Alexandria Real Estate Trust	4,700	168,213
Brandywine Realty Trust	32,000	238,400
Douglas Emmett, Inc.	25,800	231,942
CBL & Associates Properties	43,444	234,163
Digital Realty Trust, Inc.*	6,000	215,100
Duke Realty Corporation	24,000	210,480
Hospitality Properties Trust	17,900	212,831
HRPT Properties Trust	61,600	250,096
Kilroy Realty	7,800	160,212
SL Green Realty Corp	14,200	325,748
Total REIT: 6.7%		$2,247,185
(REIT Identified Cost $2,189,491)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.00% yield **		$2,107
Total Cash Equivalents: 0.0%		$2,107
(Cash Equivalents Identified Cost $2,107)
Total Portfolio Value: 99.2%		$33,210,012
(Total Portfolio Identified Cost $33,720,835)
Other Assets Less Liabilities: 0.8%		$266,576
Total Net Assets: 100.0%		$33,476,588
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
AEP Industries Inc.*	1,600	42,224
Bway Holding Company*	5,600	98,168
Glatfelter*	4,200	37,380
General Steel Holdings, Inc.*	7,300	28,981
Innophos Holdings	1,900	32,091
Schulman (A.) Inc.	3,700	55,907
Total For Materials: 5.3%		$294,751
AAON, Inc.*	1,600	31,872
Apogee Enterprises, Inc.	2,800	34,384
Beacon Roofing Supply, Inc.*	5,400	78,084
Ducommun Incorporated*	2,300	43,217
DynCorp International Inc.*	2,600	43,654
Emcor Group, Inc.*	2,800	56,336
Hawaaian Holdings, Inc.*	6,900	41,538
Horizon Lines Inc.	9,000	34,740
Integrated Electrical Services, Inc.	6,000	46,860
Labarge Incorporated*	4,700	43,569
NCI Building Systems, Inc.*	2,400	6,336
Republic Airways Holdings*	3,200	20,896
School Specialtiy Inc.*	2,000	40,420
Sterling Construction Company, Inc.*	3,100	47,306
TBS International Ltd. – Class A*	4,300	33,583
Ultralife Corporation*	4,200	30,114
Total For Industrials: 11.3%		$632,909
American Oriental Bioengineering, Inc.*	7,900	41,791
Central Garden and Pet Company*	5,500	54,175
Pantry Inc.*	5,300	87,980
Zhongpin, Inc.*	5,400	55,944
HQ Sustainable Maritime Industries, Inc.*	4,200	38,430
Pricesmart, Inc.	2,000	33,500
Total For Consumer Staples: 5.6%		$311,820
Blockbuster Inc. Class A*	26,000	17,160
CKE Restaurants	4,500	38,160
Town Sports International Holdings, Inc.	10,900	40,875
Core Mark Holding Company, Inc.*	2,300	59,938
Citi Trends, Inc.*	3,500	90,580
Dolan Media*	3,200	40,928
Furniture Brands International, Inc.*	12,200	36,966
The Finish Line	5,200	38,584
Asbury Automotive	4,000	40,960
Einstein Noah Restaurant Group, Inc.*	8,800	76,120
Fuqi International, Inc.*	6,600	136,686
Gaylord Entertainment Company*	4,100	52,111
G-III Apparel Group, Ltd.*	5,100	58,599
Hot Topics, Inc.*	4,200	30,702
Great Wolf Resorts, Inc.*	17,500	35,700
Jackson Hewitt Tax Service, Inc.*	4,000	25,040
Lincoln Educational Services Corporation*	1,500	31,395
Mediacom Communications Corp.*	7,400	37,814
Marcus Corp	3,100	32,612
Pacific Sunwear of California, Inc.*	10,500	35,490
Red Robin Gourmet Burgers Inc.*	1,800	33,750
Retail Ventures, Inc.*	14,000	30,520
Spartan Motors, Inc.	13,100	148,423
Susser Holdings Corporation*	4,000	44,760
Total For Consumer Discretionary: 21.5%		$1,213,873
Englobal Corporation*	10,600	52,152
Geokinetics Inc.*	8,400	114,660
Parker Drilling Company*	10,400	45,136
Pioneer Drilling Company*	4,500	21,555
Teekay Tankers Limited*	3,100	28,799
Union Drilling, Inc.*	5,000	33,100
Venoco Inc.*	8,600	65,962
World Fuel Services	1,100	45,353
Total For Energy: 7.2%		$406,717
Ameris Bancorp	5,700	36,024
Advance America Cash Advance Centers Inc.	8,500	37,655
Assured Guaranty Limited	7,200	89,136
American Safety Insurance Holdings, Ltd.*	3,400	46,274
Crawford and Company – Class B*	6,700	32,160
Diamond Hill Investment Group*	1,000	40,180
Encore Cap Group*	3,500	46,375
First Bancorp	7,400	29,230
First Mercury Financial Corporation	2,400	33,048
FNB Corporation	4,800	29,712

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
GFI Group Inc.	9,700	65,378
International Assets Holding Corporation*	2,900	43,123
NASB Financial Inc.	1,600	45,760
Newstar Financial, Inc.*	16,600	31,706
Knight Capital Group, Inc. – Class A*	2,300	39,215
Ocwen Financial Corp.*	3,300	42,801
SWS Group, Inc.*	2,000	27,940
World Acceptance Corp*	2,000	39,820
Total For Financial Services: 13.5%		$755,537
Almost Family, Inc.*	1,400	36,876
Amedisys, Inc.*	900	29,718
Cambrex Corporation*	10,200	42,024
Catalyst Health Solutions, Inc.*	1,400	34,916
Cubist Pharmaceuticals, Inc.*	3,300	60,489
Cyberonics*	2,400	39,912
Emergency Medical Services Corporation – Class A*	2,400	88,368
Ensign Group, Inc.*	2,100	29,883
Gentiva Health Services, Inc.*	1,600	26,336
Kindred Healthcare*	2,400	29,688
LHC Group, Inc.*	1,200	26,652
Maxygen, Inc.*	4,600	30,912
PDL Biopharma Inc.*	6,300	49,770
Radnet, Inc.*	16,300	36,675
Rehabcare Group*	2,000	47,860
Sucampo Pharmaceuticals, Inc.*	5,900	36,403
Skilled Healthcare Group, Inc. – Class A*	3,700	27,750
Sun Healthcare Group, Inc.*	3,600	30,384
Orthovita Inc.*	10,600	54,802
Total For Health Care: 13.5%		$759,418
Ciber, Inc.*	8,700	26,970
Cray, Inc.*	8,400	66,192
Entrust Incorporated*	21,900	39,639
Hackett Group, Inc.*	17,200	40,076
Heartland Payments Systems, Inc.	3,700	35,409
Hughes Communications Inc.*	3,000	68,490
I2 Technologies, Inc.*	6,500	81,575
PC Mall, Inc.*	10,600	71,656
NVE Corporation*	900	43,740
PC-Tel Inc.*	7,500	40,125
Smart Modular Technologies, Inc.*	21,800	49,486
OSI Systems, Inc.*	2,000	41,700
Smith Micro Software, Inc.*	5,900	57,820
Synaptics Incorporated*	1,000	38,650
Telecommunications Systems, Inc. – Class A*	8,800	62,568
TeleTech Holdings Inc.*	3,300	49,995
United Online Inc.	5,900	38,409
Total For Information Technology: 15.2%		$852,500
Central Vermont Public Services Corporation	2,200	39,820
Total For Utilities: 0.7%		$39,820
Total Common Stocks: 93.8%		$5,267,345
(Common Stock Identified Cost $4,977,575)
Real Estate Investment Trusts (REITs)
Agree Realty Corporation	2,300	42,159
Cousins Properties Inc. REIT	4,700	39,950
Dupont Fabros Technology Incorporated REIT*	4,300	40,506
Education Realty Trust	9,800	42,042
Entertainment Properties Trust	1,500	30,900
Gramercy Capital Corporation*	32,100	51,681
Lasalle Hotel Properties	3,400	41,956
Total REITs: 5.2%		$289,194
(REITs Identified Cost $356,308)
Total Portfolio Value: 99.0%		$5,556,539
(Total Portfolio Identified Cost $5,336,883)
Other Assets Less Liabilities: 1.0%		$56,616
Total Net Assets: 100.0%		$5,613,155
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Real Estate Investment Trusts	Shares	Market Value
Apartment Investment and Management, Co. – A	9,988	88,394
Avalon Bay Communities, Inc.	3,149	176,155
BRE Properties, Inc. Class A	3,500	83,160
Camden Property Trust	1,800	49,680
Cousins Properties Inc. REIT	4,066	34,561
Equity Residential Properties Trust	12,450	276,763
Essex Property Trust, Inc.	1,870	116,370
Home Properties of NY	2,000	68,200
United Dominion Realty Trust, Inc.	10,807	111,636
Total Apartments: 18.3%		$1,004,919
Lexington Corporate Properties Trust	6,293	21,396
Vornado Realty Trust	7,502	337,815
Total Diversified: 6.5%		$359,211
Health Care Property Investors	11,800	250,042
Health Care REIT	6,200	211,420
Total Health Care: 8.4%		$461,462
Host Hotels and Resorts	26,397	221,471
Health Care Realty Trust, Inc.	2,800	47,124
Senior Housing Properties Trust	13,000	212,160
Total Lodging and Hotels: 8.8%		$480,755
Plum Creek Timber Co., Inc.	8,000	238,240
Total Materials: 4.3%		$238,240
Alexandria Real Estate	3,000	107,370
AMB Property Corporation	5,700	107,217
Boston Properties, Inc.	6,675	318,398
Biomed Realty Trust	9,000	92,070
Duke Realty Corp.	9,860	86,472
Kilroy Realty Corporation	3,545	72,814
Liberty Property Trust	4,861	111,997
Prologis Trust	15,380	123,963
Total Office and Industrial: 18.6%		$1,020,301
CBL & Associates Properties	3,195	17,221
Developers Diversified Realty Corp	5,660	27,621
Equity One	7,000	92,820
Federal Realty Investment Trust	2,000	103,040
Kimco Realty Corporation	11,767	118,258
Macerich Company	3,419	60,209
National Retail Properties Inc.	13,000	225,550
Regency Centers Corporation	5,575	194,623
Simon Property Group, Inc.	7,727	397,400
SL Green Realty Corp	1,467	33,653
Weingarten Realty Investors	5,413	78,543
Total Retail: 24.6%		$1,348,938
Public Storage, Inc.	5,500	360,140
Total Storage: 6.6%		$360,140
Total Real Estate Investment Trusts: 96.1%		$5,273,966
(Common Stock Identified Cost $5,861,982)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.00% yield *		64,710
Total Cash Equivalents: 1.2%		$64,710
(Cash Equivalents Identified Cost $64,710)
Total Portfolio Value: 97.3%		$5,338,676
(Total Portfolio Identified Cost $5,926,692)
Other Assets Less Liabilities: 2.7%		$150,256
Total Net Assets: 100.0%		$5,488,932
*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Anglo American PLC – Unsponsored ADR	1,430	20,921
Anglo Platinum Limited – Unsponsored ADR	190	13,384
Agrium Inc.*	590	23,535
Air Liquide AS – Unsponsored ADR	1,090	19,903
BASF Se – Sponsored ADR	450	17,888
BHP Billiton PLC – ADR	410	18,639
BHP Billiton Ltd – Sponsored ADR	950	51,993
Cemex S.A. De C.V. – ADR	1,652	15,430
Arcelormittal – NY Registered	580	19,186
Nippon Steel Corporation – Unsponsored ADR	530	19,981
Posco*	110	9,094
Potash Corporation Of Saskatchewan Inc.	720	66,996
Rio Tinto PLC – Spons ADR	120	19,664
Sociedad Quimica	520	18,819
Syngenta AG – ADR	560	26,051
Vale S.A.	1,260	22,214
Total For Materials: 11.1%		$383,698
Abb Ltd. ADR	1,640	25,879
Air France-KLM – ADR	1,000	12,700
BAE Systems PLC – Sponsored ADR	950	21,327
Canadian National Railway Company	840	36,086
Central Japan Railway Company – ADR	1,200	7,236
CNH Global N.V.	1,310	18,392
Koninklijke Philips El-Ny Shares (New) ADR	1,420	26,156
Mitsui & Co., Ltd – ADR	140	32,830
Mitsubishi Corporation ADR	890	32,574
Siemens Ag ADR	590	40,822
Secom Corporation Limited – Unsponsored ADR	270	21,948
Volvo AB – Sponsored ADR	4,430	27,245
Vestas Wind Systems A/S – ADR*	1,100	26,235
Wolseley PLC – ADR	5,700	11,343
Total For Industrials: 9.9%		$340,773
America Movil – ADR Series L	470	18,198
China Mobile (Hong Kong) Limited ADR	550	27,544
Deutsche Telekom Ag ADR	1,020	12,036
France Telecom SA – Spons ADR	560	12,774
MTN Group Limited – Spons ADR	1,390	21,197
Nippon Telegraph And Telephone Corporation – ADR	1,380	28,083
Rogers Communications, Inc. Class B	730	18,798
Telefonica S A – Sponsored ADR	350	23,761
Telefonos De Mexico – Class L ADR	780	12,644
Tele Norte Leste Participacoes S.A. (Telemar) ADR	510	7,584
Vivo Participacoes S.A. – ADR	660	12,500
Vodafone Group PLC – ADR	1,290	25,142
Total For Telecomm Services: 6.4%		$220,261
Cadbury Schweppes PLC ADR	510	17,544
Carrefour SA – Unsponsored ADR*	2,180	18,726
Coca-Cola Amatil Limited ADR	1,260	17,552
Companhia Brasileira de Distribuiaco – ADR	350	13,461
Compass Group PLC – ADR	1,800	10,242
Groupe Danone ADR	1,773	17,375
J Sainsbury PLC – Spons ADR	860	17,621
Koninklijke Ahold NV – ADR	1,560	17,846
L’Oreal – Unsponsored ADR	470	7,036
Nestle S A Sponsered ADR	900	33,876
Tesco PLC – Sponsored ADR	1,490	25,956
Unilever PLC ADR	1,040	24,440
Unilever N.V. (Netherlands) ADR	330	7,979
Wal-Mart De Mexico Sa – Sp ADR	810	23,895
Total For Consumer Staples: 7.3%		$253,549
Adidas AG – Sponsored ADR	1,400	26,740
Carnival PLC – ADR	430	11,520
Daimlerchrysler AG	460	16,684
Grupo Televisa S.A.	980	16,660
Honda Motor Company, Ltd. – Sponsored ADR	700	19,159
Panasonic Corporation – Spon ADR	640	8,570

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Reed Elsevier PLC – Spons ADR	250	7,452
Sony Corporation – ADR	1,010	26,119
Thomson Reuters – ADR	60	10,296
Toppan Printing Unspons ADR	220	10,835
Toyota Motor Corporation – Sponsored ADR	710	53,626
Vivendi – Sponsored ADR*	681	16,276
Volkswagen AG – Sponsored ADR	240	16,392
Total For Consumer Discretionary: 7.0%		$240,329
BG Group PLC – Spon ADR	220	18,557
BP PLC – Sponsored ADR	1,110	52,925
China Petroleum & Chemical ADR	200	15,172
Core Laboratories N.V.	440	38,346
Enbridge Inc.	420	14,587
Encana Corp	290	14,346
Eni S.P.A. – Sponsored ADR	310	14,697
Gazprom Oao – Spons ADR	750	15,210
Petrochina Co Ltd – ADR	320	35,354
Petroleo Brasileiro, ADR	1,610	65,978
Royal Dutch Shell PLC – Class B ADR	1,060	53,912
Sasol Ltd – Sponsored ADR	540	18,803
Technip SA – ADR	300	14,742
Tenaris SA – ADR	700	18,928
Total SA – Sponsored ADR	1,000	54,230
Transocean Ltd.*	460	34,173
Woodside Petroleum – SP ADR	1,060	36,464
Total For Energy: 15.0%		$516,424
Allianz AG ADR	3,100	28,551
Banco Bradesco – Sponsored ADR	1,390	19,335
Australia and New Zealand Banking Group Limited ADR	1,590	20,988
Banco Itau Holding Financeira SA – ADR	1,620	25,645
Banco Santander Central Hispano, Sa ADR	1,920	23,232
Bank of Montreal	620	26,133
Bank of Nova Scotia	730	27,375
Barclays PLC – Spons ADR	840	15,490
BNP Paribas – ADR	560	18,161
Cheung Kong (Holdings) Limited ADR	1,530	17,534
China Life Insurance Co., Limited – ADR	320	17,741
Credit Suisse Group – Spn ADR	470	21,493
HSBC Holdings PLC – Spons ADR	877	36,632
HDFC Bank Limited ADR	200	20,626
Icici Bank Limited – Spon ADR	720	21,240
Intesa Sanpaolo – Sponsored ADR	690	13,303
KB Financial Group, Inc. ADR*	850	28,313
Lloyds TSB Group PLC ADR	3,669	17,501
Orix Corporation – ADR	650	19,201
Jardine Matheson Holdings Limited – Unsponsored ADR	840	23,478
Manulife Financial Corporation	910	15,788
Mitsubishi Estate Company Ltd – Unspons ADR	120	20,034
Mitsubishi UFJ Financial Group Inc. – Sponsored ADR	3,100	19,034
Mitsui Sumitomo Insurance Group Holdings, Inc. Unspons ADR	620	7,992
National Australia Bank Limited – ADR	1,010	18,059
National Bank of Greece S.A. – ADR	3,640	19,984
Royal Bank of Canada	620	25,327
Sumitomo Corporation – Spons ADR	1,770	18,001
Sumitomo Mitsui Financial Group ADR	3,940	15,799
The Sumitomo Trust & Banking Co. – ADR	3,220	17,130
Sun Hung Kai Properties Limited Sp – ADR	1,090	13,571
Toronto Dominion Bank	520	26,889
Tokio Marine Holdings, Incorporated ADR	670	18,325
United Overseas Bank Ltd – Spons ADR	770	15,477
Zurich Financial Services AG – ADR	660	11,656
Total For Financial Services: 20.4%		$705,038
Astrazeneca PLC – Sponsored ADR	380	16,773
Bayer AG – Sponsored ADR	680	36,448
China Medical Technologies, Inc.	1,010	20,109
Glaxosmithkline PLC – ADR	1,010	35,693

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Common Stocks	Shares	Market Value
Mindray Medical International Limited ADR	580	16,194
Novo Nordisk A/S ADR	260	14,160
Novartis AG – ADR	1,280	52,211
Roche Holdings Limited – ADR	860	29,326
Sanofi-Aventis – ADR	620	18,284
Takeda Pharmaceutical Co. Ltd. – ADR	1,020	19,655
Total For Health Care: 7.5%		$258,853
ASML Holdings NV	910	19,702
AU Optronics Corp Spon ADR	1,160	11,229
Baidu.com	50	15,055
Hitachi Ltd, ADR	310	9,601
Infosys Technologies – Sp ADR	530	19,493
Nokia Corporation – Sponsored ADR	1,820	26,536
Nintendo Co., Ltd. ADR	1,530	52,739
Research In Motion Ltd.*	480	34,123
SAP AG – Sponsored ADR	840	33,760
Taiwan Semiconductor Manufacturing Company, Limited Sp ADR	2,100	19,761
Trend Micro Incorporated – Spons ADR*	660	20,823
United Microelectronics, ADR	7,430	19,615
Total For Information Technology: 8.2%		$282,437
Enel Spa – ADR	2,380	11,424
E.On AG – Spon ADR	490	17,356
Huaneng Power International – Spons ADR	530	14,877
Iberdrola SA – Sponsored ADR	450	14,184
International Power PLC – ADR	260	10,208
National Grid PLC – ADR	370	16,735
RWE AG – ADR	210	16,590
Scottish & Southern Energy Plc – ADR	930	17,902
Veolia Environnement – ADR	551	16,277
Total For Utilities: 3.9%		$135,553
Total Common Stocks: 96.7%		$3,336,915
(Common Stock Identified Cost $3,043,307)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.00% yield **		$14,122
Total Cash Equivalents: 0.4%		14,122
(Cash Equivalents Identified Cost $14,122)
Total Portfolio Value: 97.1%		$3,351,037
(Total Portfolio Identified Cost $3,057,429)
Other Assets Less Liabilities: 2.9%		$99,763
Total Net Assets: 100.0%		$3,450,800
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,977,866
Allstate Corp, 7.200% Due 12/01/2009	1,005,000	1,020,878
American Express, 4.875% Due 07/15/2013	1,400,000	1,368,710
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,164,360
Bank of America Corporation Senior Unsecured Notes 5.125% Due 11/15/2014	1,455,000	1,369,501
Bank of New York Subordinated Notes 5.500% Due 11/15/2018	2,501,000	2,368,732
BB&T Corporation Subordinated Notes 4.75% Due 10/01/2012	1,000,000	978,665
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,375,590
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,258,856
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,465,638
Equity Residential Properties Senior Unsecured Notes 5.125% Due 03/15/2016	1,490,000	1,368,361
Fifth Third Bank Subordinated Notes, 5.450% Due 01/15/2017	1,230,000	966,273
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	504,908
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	1,986,814
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,047,861
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,560,000	1,449,125
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	1,020,095
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,000,000	1,012,468
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	472,786
PNC Funding Corporation 5.2500% Due 11/15/2015	2,107,000	2,006,073
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	410,000	379,978
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	461,831
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,500,000	1,629,108
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,500,839
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	783,717
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,395,591
Wells Fargo Financial Notes 6.1250% Due 04/18/2012	1,800,000	1,835,932
Bank and Finance: 25.7%		$35,170,556
Federal Farm Credit Bank, 4.150% Due 03/25/2015	778,000	813,655
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,200,878
Federal Farm Credit Bank, 4.785% Due 01/17/2017	1,730,000	1,844,085
Federal Home Loan Bank 5.250% Due 06/05/2017	3,000,000	3,320,058
Federal Home Loan Bank, 5.375% Due 05/18/2016	1,250,000	1,391,125
Federal Home Loan Mortgage Corp., 4.75% Due 01/19/2016	2,000,000	2,148,250
Federal National Mortgage Assoc., 4.125% Due 02/11/2015	2,500,000	2,495,885
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,141,158
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,213,934
Tennessee Valley Authority, 6.250% Due 12/15/2017	1,900,000	2,180,780
United States Government Agency Obligations: 15.2%.		$20,749,808
United States Treasury Note, 4.000% Due 02/15/2015	2,500,000	2,656,838
United States Treasury Note, 4.750% Due 08/15/2017	1,250,000	1,370,704
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,082,501
United States Treasury Note, 5.750% Due 08/15/2010	1,180,000	1,248,311
United States Treasury Note, 4.125% Due 05/15/2015	3,000,000	3,200,628
United States Treasury Note, 4.250% Due 08/15/2013	600,000	648,891

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
United States Treasury Note, 4.75% Due 05/15/2014	3,200,000	3,529,002
United States Government Obligations: 10.0%		$13,736,875
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,741,721
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,603,412
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,454,552
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	631,139
Hershey Foods, 6.95% Due 08/15/2012	1,055,000	1,174,577
IBM Corporation Notes 7.625% Due 10/15/2018	2,260,000	2,705,979
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,636,799
Kroger Company Senior Unsecured Notes 6.800% Due 04/01/2011	1,200,000	1,270,916
Lowes Companies, Inc., 8.250% Due 06/01/2010	500,000	531,318
Novartis AG Senior Unsecured Notes 5.125% Due 02/10/2019	2,070,000	2,121,787
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	1,970,014
Pepsico Inc. Senior Unsecured Notes 7.900% Due 11/01/2018	500,000	609,347
Procter & Gamble Company Notes 4.700% Due 02/15/2019	745,000	756,989
Procter and Gamble Company Senior Notes, 4.950% Due 08/15/2014	2,340,000	2,507,968
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,027,427
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,065,940
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	360,684
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	727,697
United Technologies Corporation Senior Unsecured Notes 6.125% Due 02/01/2019	1,150,000	1,275,144
Wyeth Senior Unsecured Notes, 6.700% Due 03/15/2011	2,000,000	2,165,376
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/2012	1,515,000	1,605,618
Industrials: 21.9%		$29,944,404
Fannie Mae 15 YR MBS, 5.000% Due 12/01/2019	1,381,376	1,446,689
Fannie Mae MBS, Series 253300, 7.500% Due 05/01/2020	8,450	9,246
Fannie Mae 30 YR MBS, 6.000% Due 08/01/2034	1,747,793	1,840,952
FHLMC Pool 78043 4.364% Due 04/01/2033	397,681	397,710
FHLMC, CMO Pool 2513 Class VK, 5.500% Due 09/15/2013	752,766	758,970
FHLMC, CMO Pool 2877 Class AL 5.000% Due 10/15/2024	2,500,000	2,592,985
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,700,068
Freddie Mac 15 Year Gold, 7.000% Due 03/01/2011	2,160	2,228
Freddie Mac GOLD MBS 5 YR, 4.500% Due 12/01/2009	330,954	334,787
Freddie Mac MBS, 8.000% Due 06/01/2030	9,761	10,740
Freddie Mac CMO Series 2617 Class DN, 4.500% Due 10/15/2030	900,000	913,065
Freddie Mac CMO Series 2985 Class GE 5.500% Due 06/15/2025	1,000,000	1,028,627
Freddie Mac CMO Series 3287 Class GC 5.500% Due 08/15/2034	1,150,000	1,191,329
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/2033	2,500,000	2,630,330
Ginne Mae Pool 2658, 6.500% Due 10/20/2028	94,620	101,927
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	165,221	174,112
Government National Mortgage Assoc. II JM 30 YR MBS 5.5000% Due 07/20/2038	1,767,285	1,814,919
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	17,141	18,703
Government National Mortgage Assoc. 30 YR MBS, 5.000% Due 09/15/2033	4,408,250	4,523,967
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	11,915	12,985

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	6,427	7,047
Government Agency Obligations – Mortgage Backed Securities: 15.7%		$21,511,386
Duke Energy Carolinas First Mortgage 5.750% Due 11/15/2013	527,000	567,167
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	826,056
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,041,736
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	292,196
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,000,000	1,043,708
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,262,092
National Rural Utilities Collateral Trust, 4.375% Due 10/01/2010	1,500,000	1,533,126
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	396,482
Virginia Electric & Power Company Senior Unsecured Notes 4.500% Due 12/15/2010	625,000	640,382
Utility: 5.6%		$7,602,945
Goat Hill Washington Properties Lease Revenue (MBIA Insured), 5.000% Due 12/01/2012	890,000	988,879
State of Indiana Finance Authority Lease Revenue, 5.000% Due 11/01/2014	2,365,000	2,655,209
Municipal: 2.7%		$3,644,088
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/2016	2,300,000	2,342,651
Sovereign: 1.7%		$2,342,651
Total Fixed Income: 98.5%		$134,702,713
(Fixed Income Identified Cost $130,673,440)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.00% yield *		460,662
Total Cash Equivalents: 0.3%		$460,662
(Cash Equivalents Identified Cost $460,662)
Total Portfolio Value: 98.8%		$135,163,375
(Total Portfolio Identified Cost $131,134,102)
Other Assets Less Liabilities: 1.2%		$1,595,551
Total Net Assets: 100.0%		$136,758,926
*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.
(A)	Abbreviations: FHLMC: Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Municipal Income Securities – Bonds	Face	Market Value
Akron Ohio Refunding, 5.000% Due 12/1/2012	200,000	221,868
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	83,215
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	151,957
Dayton, OH, General Obligation (AMBAC Insured), 4.450% Due 12/01/2012	100,000	103,554
Gahanna , OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	433,660
Mason, OH General Obligation Limited 4.000% Due 12/01/2020	375,000	381,176
Mentor, OH, General Obligation (MBIA Insured), 5.0000% Due 12/01/2015	140,000	159,342
Sharonville Ohio General Obligation, 2.625% Due 12/01/2013	200,000	201,200
Westerville, OH, General Obligation Limited (Callable 12/01/2017 @ $100) (AMBAC Insured), 5.000% Due 12/01/2024	445,000	469,649
Youngstown, OH, (AMBAC Insured), 5.100% Due 12/01/2011	75,000	77,048
General Obligation – City: 11.7%		$2,282,669
Belmont County, OH (MBIA Insured), 4.500% Due 12/01/2011	155,000	158,527
Harris County Texas General Obligation Limited (Callable 10/1/18 @ $100) 5.7500% Due 10/01/2025	200,000	224,166
Knox County, OH, 4.750% Due 12/01/2009	60,000	60,371
General Obligation – County: 2.3%		$443,064
State of Ohio Common Schools – Series A, 4.000% Due 6/15/2010	60,000	61,913
State of Ohio Common Schools – Series C, 5.000% Due 3/15/2017	120,000	128,405
State of Ohio, 5.000% Due 3/01/2015	385,000	416,150
State of Ohio General Obligation, 4.500% Due 5/01/2019	500,000	519,950
State of Ohio General Obligation, 5.250% Due 5/01/2012	175,000	192,587
State of California, 4.000% Due 11/01/2009	250,000	251,859
State of Colorado Higher Education Lease Financing Program Certificate of Participation (Callable 11/1/18 @ $100) 5.2500% Due 11/01/2023	220,000	229,200
General Obligation – State: 9.2%		$1,800,064
Arizona Board of Regents Revenue Arizona State University (Callable 7/1/18 @ $100) 5.7500% Due 07/01/2023	300,000	331,903
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	163,024
State of Ohio Higher Education Facility Commission Revenue – Xavier University Project 5.0000% Due 05/01/2016	150,000	157,951
University of Cincinnati, Certificate of Participation, 5.750% Due 12/01/2011	25,000	27,629
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	260,253
Higher Education: 4.8%		$940,760
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	326,930
Hamilton County, OH, Hospital Children’s Hospital Medical Center,
(MBIA Insured), 5.250%, Due 5/15/2010	100,000	100,592
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center, 5.000% Due 12/01/2011	200,000	202,562
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200% Due 09/01/2010	100,000	102,297
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	203,840
Montgomery County, OH Hospital (Prerefunded), 5.650% Due 12/01/2012	35,000	35,645
Montgomery County, OH Hospital (Prerefunded), 5.500% Due 12/01/2010	100,000	101,783
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	110,460
Hospital/Health: 6.0%		$1,184,109
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	108,455
Hamilton, OH Electric, (FSA Insured), 3.60% Due 10/15/2010	200,000	205,050
Ohio Muni Generation Agency (AMBAC Insured), 5.000% Due 2/15/2017	325,000	329,787
Revenue Bonds – Electric: 3.3%		$643,292

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Municipal Income Securities – Bonds	Face	Market Value
Butler, OH, Waterworks System, (FSA Insured), 4.400% Due 12/01/2010	100,000	102,202
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	150,000	158,206
Cleveland, OH, Waterworks Unrefunded Portion (FSA Insured), 5.250% Due 01/01/2010	40,000	40,945
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	153,701
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	530,880
Mason, OH Sewer System Revenue Callable 6/1/14 @ $100 (MBIA Insured), 4.8500% Due 12/01/2024	340,000	308,169
Nashville and Davidson, TN 7.700% Due 01/01/2012	15,000	15,890
North Texas Muni Water District Water System Revenue Callable 9/1/18 @ $100 5.2500% Due 09/01/2022	415,000	454,745
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	279,315
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A (Callable 10/01/2018 @ $100) 5.250% Due 10/01/2025	290,000	309,874
San Antonio Texas Electric and Gas Revenue (Callable 02/01/2015 @ $100), 5.000% Due 02/01/2025	150,000	153,876
Revenue Bond – Water & Sewer: 12.8%		$2,507,803
Cleveland, OH Parking Facilities Revenue (FSA Insured), 4.000% Due 09/15/2015	150,000	152,049
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	453,044
State of Ohio Major New Infrastructure Revenue (Callable 6/15/18 @ $100) 5.5000% Due 06/15/2020	200,000	223,796
Special Obligation Bonds: 4.2%		$828,889
Chillicothe, OH City School District GO (FGIC Insured) 4.000% Due 12/01/2018	300,000	296,058
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	250,610
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	144,273
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500% Due 12/01/2021	100,000	110,505
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	168,672
Dayton , OH, City School District, (FGIC Insured), 3.250% Due 12/01/2010	100,000	102,546
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	262,030
Fairfield, OH, City School District Refunding General Obligation Unlimited (Callable 12/01/2011 @ $100) (MBIA-IL-RE FGIC Insured) 5.250% Due 12/01/2014	95,000	101,467
Fairfield, OH, (FGIC Insured), 0.000% Due 12/01/2011*	100,000	95,923
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue 3.000% Due 07/15/2013	290,000	294,626
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable 3.500% Due 07/15/2013	380,000	395,500
Girard, OH City School District (FSA Insured), 3.850% Due 12/01/2010	240,000	249,331
Green Local, OH, (AMBAC Insured), 4.600% Due 12/01/2011	100,000	100,241
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured) 5.000% Due 12/01/14	300,000	330,972
Keller, TX, Independent School District General Obligation Unlimited (Callable 02/15/19 @ $100) 4.500% Due 02/15/20	250,000	254,285
Kenton County Kentucky School District Finance Corporation School Building Revenue (Callable 2/01/2019 @ $100) 4.500% Due 02/01/2025	300,000	297,999
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/12	210,000	213,043
Kings Local, OH, 6.350% Due 12/01/2012	15,000	17,275

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2009 – Unaudited

Municipal Income Securities – Bonds	Face	Market Value
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	290,111
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	225,794
Kings Local, OH, 6.400% Due 12/01/2013	150,000	176,916
Mason, OH City Schools (FGIC Insured) 5.000%, 12/01/2015	135,000	153,226
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	219,402
Sycamore, OH, Community School District, 3.250% Due 12/01/2010	330,000	340,174
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	427,484
Sycamore, OH, Community Unlimited, 5.375% Due 12/01/2013	125,000	142,071
School District: 28.9%		$5,660,534
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A (Callable 09/01/2018 @ $100) 5.550% Due 09/01/2028	500,000	513,680
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	153,542
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000% Due 09/01/2011	255,000	275,244
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	188,963
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	202,086
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100% Due 09/01/2017	80,000	78,760
State of Ohio Cultural Facilities Revenue (FSA Insured) 5.000% Due 10/01/2012	250,000	276,780
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	464,402
State of Ohio Parks and Recreation Bonds, 4.350% Due 12/01/2011	100,000	104,054
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	347,864
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	334,173
State Agency: 15.0%		$2,939,548
Total Fixed Income – Municipal Bonds: 98.2%		$19,230,732
(Municipal Bonds Identified Cost $18,704,603)
Cash Equivalents
Federated Ohio Municipal Cash Trust 0.90% yield**		199,420
Total Cash Equivalents: 1.0%		$199,420
(Cash Equivalents Identified Cost $199,420)
Total Portfolio Value: 99.2%		$19,430,152
(Total Portfolio Identified Cost $18,904,023)
Liabilities in Excess of Other Assets: 0.8%		$162,060
Total Net Assets: 100.0%		$19,592,212
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009 – Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Market Value*	$39,560,458	$32,943,458	$10,055,734	$4,562,989	$33,210,012	$5,556,539
Cash	407,389	249,907	15,816	30,498	36,551	23,562
Dividends and Interest Receivable	39,778	20,944	4,317	6,880	40,475	3,558
Securities Sold Receivable	0	0	0	102,156	930,032	116,670
Total Assets	$40,007,625	$33,214,309	$10,075,867	$4,702,523	$34,217,070	$5,700,329
Liabilities:
Accrued Management Fees	$32,706	$27,579	$8,426	$3,855	$27,739	$4,660
Securities Purchased Payable	487,615	0	0	93,541	712,743	82,514
Total Liabilities	$520,321	$27,579	$8,426	$97,396	$740,482	$87,174
Net Assets	$39,487,304	$33,186,730	$10,067,441	$4,605,127	$33,476,588	$5,613,155
Net Assets Consist of:
Paid in Capital	$46,569,592	$43,107,044	$14,766,743	$8,039,672	$52,551,314	$10,231,378
Accumulated Undistributed Net Investment Income (Loss)	391,412	141,029	(155,410)	26,149	111,173	(25,436)
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(4,733,079)	(5,786,917)	(2,758,938)	(2,956,516)	(18,675,076)	(4,812,443)
Net Unrealized Gain (Loss) on Investments	(2,740,621)	(4,274,426)	(1,784,954)	(504,178)	(510,823)	219,656
Net Assets	$39,487,304	$33,186,730	$10,067,441	$4,605,127	$33,476,589	$5,613,155
Shares Outstanding (Unlimited Amount Authorized)	3,003,107	1,908,524	877,514	474,407	1,773,779	616,174
Offering, Redemption and Net Asset Value Per Share	$13.15	$17.39	$11.47	$9.71	$18.87	$9.11
*Identified Cost of Securities	$42,301,079	$37,217,884	$11,840,688	$5,067,167	$33,720,835	$5,336,883

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009 – Unaudited

STATEMENT OF ASSETS AND LIABILITIES  – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Market Value*	$5,338,676	$3,351,037	$135,163,375	$19,430,152
Cash	129,798	1,011,752	$81,857
Dividends and Interest Receivable	25,147	5,496	1,608,086	172,579
Total Assets	$5,493,621	$4,368,285	$136,853,318	$19,602,731
Liabilities:
Dividends Payable	$10	$0	$0	$0
Accrued Management Fees	4,679	1,957	94,392	10,519
Securities Purchased Payable	0	915,528	0	0
Total Liabilities	$4,689	$917,485	$94,392	$10,519
Net Assets	$5,488,932	$3,450,800	$136,758,926	$19,592,212
Net Assets Consist of:
Paid in Capital	$6,012,280	$3,129,585	$132,555,251	$19,060,354
Accumulated Undistributed Net Investment Income	23,272	27,121	2,410	6,347
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	41,396	486	171,992	(618)
Net Unrealized Gain (Loss)on Investments	(588,016)	293,608	4,029,273	526,129
Net Assets	$5,488,932	$3,450,800	$136,758,926	$19,592,212
Shares Outstanding (Unlimited Amount Authorized)	710,037	194,648	8,324,780	1,193,937
Offering, Redemption and Net Asset Value Per Share	$7.73	$17.73	$16.43	$16.41
*Identified Cost of Securities	$5,926,692	$3,057,429	$131,134,102	$18,904,023

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009 – Unaudited

STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009
Investment Income:
Interest	$4	$2	$1	$0	$23	$23
Dividends	566,319	294,905	52,036	48,217	272,770	32,584
Total Investment Income	$566,323	$294,907	$52,037	$48,217	$272,793	$32,607
Expenses:
Gross Management Fee	$175,102	$153,907	$44,808	$21,591	$146,031	$24,407
Total Expenses	$175,102	$153,907	$44,808	$21,591	$146,031	$24,407
Net Investment Income	$391,221	$141,000	$7,229	$26,626	$126,762	$8,200
Realized and Unrealized Gains (Losses):
Net Realized (Loss) from Security Transactions	$(2,661,346)	$(5,405,838)	$(1,526,281)	$(1,138,211)	$(11,276,493)	$(1,882,294)
Net Unrealized Gain on Investments	2,811,719	6,166,349	2,705,025	1,304,704	16,780,572	2,226,134
Net Gain on Investments	$150,373	$760,511	$1,178,744	$166,493	$5,504,079	$343,840
Net Increase in Assets from Operations	$541,594	$901,511	$1,185,973	$193,119	$5,630,841	$352,040

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009 – Unaudited

STATEMENT OF OPERATIONS – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009	Period Ended 6/30/2009
Investment Income:
Interest	$38	$0	$2,917,863	$318,232
Dividends	161,497	37,056	0	0
Total Investment Income	$161,535	$37,056	$2,917,863	$318,232
Expenses:
Gross Management Fee	$26,406	$13,059	$630,938	$87,485
Total Expenses	$26,406	$13,059	$630,938	$87,485
Management Fee Waiver (See accompanying note #3)	0	(3,731)	(94,641)	(30,620)
Net Expenses	$26,406	$9,328	$536,297	$56,865
Net Investment Income	$135,129	$27,728	$2,381,566	$261,367
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$53,886	$486	$170,601	$(460)
Net Unrealized Gain (Loss) on Investments	(1,241,963)	173,012	124,072	277,274
Net Gain (Loss) on Investments	$(1,188,077)	$173,498	$294,673	$276,814
Net Increase (Decrease) in Assets from Operations	$(1,052,948)	$201,226	$2,676,239	$538,181

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Period Ended 6/30/2009*	Year Ended 12/31/2008	Period Ended 6/30/2009*	Year Ended 12/31/2008	Period Ended 6/30/2009*	Year Ended 12/31/2008
Operations:
Net Investment Income (Loss)	$391,221	$439,201	$141,000	$322,249	$7,229	$(12,921)
Net Realized Gain (Loss) from Security Transactions	(2,661,346)	(2,065,703)	(5,405,838)	(373,623)	(1,526,281)	(1,392,882)
Net Unrealized Gain (Loss) on Investments	2,811,719	(6,851,921)	6,166,349	(18,647,061)	2,705,025	(4,957,218)
Net Increase (Decrease) in Assets from Operations	$541,594	$(8,478,423)	$901,511	$(18,698,435)	$1,185,973	$(6,363,021)
Distributions to Shareholders:
Net Investment Income	$0	$(439,085)	$0	$(322,861)	$0	$0
Net Realized Gain from Security Transactions	(38,100)	0	0	0	(32,771)	0
Net (Decrease) in Assets from Distributions	$(38,100)	$(439,085)	$0	$(322,861)	$(32,771)	$0
Capital Share Transactions:
Proceeds from Sale of Shares	$6,266,196	$24,823,124	$2,066,352	$6,421,036	$641,084	$4,449,114
Net Asset Value of Shares Issued on Reinvestment of Distributions	38,100	152,859	0	214,319	32,771	0
Cost of Shares Redeemed	(2,465,300)	(1,886,347)	(2,340,610)	(8,105,099)	(500,196)	(1,330,462)
Net Increase (Decrease) in Assets from Capital Share Transactions	$3,838,996	$23,089,636	$(274,258)	$(1,469,744)	$173,659	$3,118,652
Net Change in Net Assets	$4,342,490	$14,172,128	$627,253	$(20,491,040)	$1,326,861	$(3,244,369)
Net Assets at Beginning of Period	$35,144,814	$20,972,686	$32,559,477	$53,050,517	$8,740,580	$11,984,949
Net Assets at End of Period	$39,487,304	$35,144,814	$33,186,730	$32,559,477	$10,067,441	$8,740,580
Including accumulated undistributed net investment income of	$0	$4,602	$0	$0	$0	$0
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009

STATEMENT OF CHANGES IN NET ASSETS – Continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Period Ended 6/30/2009*	Year Ended 12/31/2008	Period Ended 6/30/2009*	Year Ended 12/31/2008	Period Ended 6/30/2009*	Year Ended 12/31/2008
Operations:
Net Investment Income	$26,626	$57,062	$126,762	$298,722	$8,200	$10,394
Net Realized (Loss) from Security Transactions	(1,138,211)	(1,723,143)	(11,276,493)	(7,419,251)	(1,882,294)	(2,496,206)
Net Unrealized Gain (Loss) on Investments	1,304,704	(2,484,480)	16,780,572	(31,599,700)	2,226,134	(2,150,205)
Net Increase (Decrease) in Assets from Operations	$193,119	$(4,150,561)	$5,630,841	$(38,720,229)	$352,040	$(4,636,017)
Distributions to Shareholders:
Net Investment Income	$0	$(57,062)	$0	$(300,008)	$0	$(10,394)
Net Realized Gain from Security Transactions	0	0	0	0	0	0
Return of Capital	0	(6,097)	0	(56,249)	0	(5,566)
Net (Decrease) in Assets from Distributions	$0	$(63,159)	$0	$(356,257)	$0	$(15,960)
Capital Share Transactions:
Proceeds from Sale of Shares	$72,652	$695,251	$453,060	$2,722,349	$58,920	$742,307
Net Asset Value of Shares Issued on Reinvestment of Distributions	0	21,297	0	116,378	0	3,716
Cost of Shares Redeemed	(374,321)	(2,285,153)	(3,517,936)	(16,414,512)	(178,123)	(546,161)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(301,669)	$(1,568,605)	$(3,064,876)	$(13,575,785)	$(119,203)	$199,862
Net Change in Net Assets	$(108,550)	$(5,782,325)	$2,565,965	$(52,652,271)	$232,837	$(4,452,115)
Net Assets at Beginning of Period	$4,713,677	$10,496,002	$30,910,623	$83,562,894	$5,380,318	$9,832,433
Net Assets at End of Period	$4,605,127	$4,713,677	$33,476,588	$30,910,623	$5,613,155	$5,380,318
Including accumulated undistributed net investment income of	$0	$0	$0	$0	$0	$0
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2009

STATEMENT OF CHANGES IN NET ASSETS – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended 06/30/2009**	Year Ended 12/31/2008	Period Ended 06/30/2009**	Period Ended 12/31/2008*	Period Ended 06/30/2009**	Year Ended 12/31/2008	Period Ended 06/30/2009**	Year Ended 12/31/2008
Operations:
Net Investment Income (Loss)	$135,129	$250,549	$27,728	$(607)	$2,381,566	$4,284,971	$261,367	$437,818
Net Realized Gain (Loss) from Security Transactions	53,886	69,505	486	0	170,601	707,431	(460)	36,487
Net Unrealized Gain (Loss) on Investments	(1,241,963)	(5,079,200)	173,012	120,596	124,072	1,927,925	277,274	48,832
Net Increase (Decrease) in Assets from Operations	$(1,052,948)	$(4,759,146)	$201,226	$119,989	$2,676,239	$6,920,327	$538,181	$523,137
Distributions to Shareholders:
Net Investment Income	$(102,696)	$(219,078)	$0	0	$(2,378,952)	$(4,285,378)	$(259,016)	$(433,906)
Net Realized Gain from Security Transactions	0	(263,971)	0	0	0	(588,517)	0	0
Return of Capital	0	(87,958)	0	0	0	0	0	0
Net (Decrease) in Assets from Distributions	$(102,696)	$(571,007)	$0	$0	$(2,378,952)	$(4,873,895)	$(259,016)	$(433,906)
Capital Share Transactions:
Proceeds From Sale of Shares	$59,673	$320,097	$1,494,729	$1,658,813	$27,248,496	$23,925,880	$6,138,823	$5,767,829
Net Asset Value of Shares Issued on Reinvestment of Distributions	25,991	287,307	0	0	452,390	1,408,825	9,497	33,557
Cost of Shares Redeemed	(186,679)	(1,986,286)	(23,957)	0	(9,820,499)	(12,987,261)	(1,738,784)	(2,452,744)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(101,015)	$(1,378,882)	$1,470,772	$1,658,813	$17,880,387	$12,347,444	$4,409,536	$3,348,642
Net Change in Net Assets	$(1,256,659)	$(6,709,035)	$1,671,998	$1,778,802	$18,177,674	$14,393,876	$4,688,701	$3,437,873
Net Assets at Beginning of Period	$6,745,591	$13,454,626	$1,778,802	$0	$118,581,252	$104,187,376	$14,903,511	$11,465,638
Net Assets at End of Period	$5,488,932	$6,745,591	$3,450,800	$1,778,802	$136,758,926	$118,581,252	$19,592,212	$14,903,511
Including accumulated undistributed net investment income (loss) of	$0	$0	$0	$(607)	$0	$0	$0	$3,997
*	Fund Inception was December 8, 2008.
**	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund:

	Unaudited 1/1/2009 to 6/30/2009		Period Ended December 31
			2008	2007	2006	2005*
Net Asset Value Beginning of Period	$13.07		$18.58	$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.13		$0.16	$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.04)		$(5.51)	$1.65	$2.52	$0.00
Total Operations	$0.09		$(5.35)	$1.85	$2.65	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$(0.16)	$(0.20)	$(0.13)	$0.00
Distributions from Net Realized Capital Gains	$(0.01)		$0.00	$(0.58)	$(0.01)	$0.00
Total Distributions	$(0.01)		$(0.16)	$(0.78)	$(0.14)	$0.00
Net Asset Value End of Period	$13.15		$13.07	$18.58	$17.51	$15.00
Total Return(a).	0.72	%(b)	(28.75)%	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$39.49		$35.14	$20.97	$8.69	$0.10
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.77	%(d)	1.64%	1.26%	1.41%	0.00%
Average Net Assets after Waiver	0.77	%(d)	1.66%	1.31%	1.52%	0.00%
Portfolio Turnover Rate	30.58%		56.47%	43.50%	39.41%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Unaudited 1/1/2009 to 6/30/2009		Year Ended December 31
			2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$16.85		$26.35	$26.67	$25.43	$24.81	$22.50
Operations:
Net Investment Income	$0.07		$0.17	$0.13	$0.19	$0.14	$0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.47		$(9.50)	$2.86	$2.86	$0.80	$2.32
Total Operations	$0.54		$(9.33)	$2.99	$3.05	$0.94	$2.48
Distributions:
Dividends from Net Investment Income	$0.00		$(0.17)	$(0.13)	$(0.19)	$(0.14)	$(0.17)
Distributions from Return of Capital(a)	$0.00		$0.00 (a)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$(3.18)	$(1.62)	$(0.18)	$0.00
Total Distributions	$0.00		$(0.17)	$(3.31)	$(1.81)	$(0.32)	$(0.17)
Net Asset Value End of Period	$17.39		$16.85	$26.35	$26.67	$25.43	$24.81
Total Return(b)	3.20	%(c)	(35.41)%	11.11%	11.94%	3.78%	11.04%
Net Assets, End of Period (Millions)	$33.19		$32.56	$53.05	$52.64	$52.83	$50.16
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(e)	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.92	%(e)	0.69%	0.39%	0.63%	0.52%	0.62%
Average Net Assets after Waiver	0.92	%(e)	0.71%	0.44%	0.68%	0.57%	0.67%
Portfolio Turnover Rate	41.84%		85.40%	57.24%	66.18%	48.25%	60.39%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund:

	Unaudited 1/1/2009 to 6/30/2009		Period Ended December 31
			2008	2007	2006	2005*
Net Asset Value Beginning of Period	$10.11		$17.47	$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.01		$(0.01)	$(0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.39		$(7.35)	$1.09	$1.81	$0.00
Total Operations	$1.40		$(7.36)	$1.08	$1.82	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$0.00	$0.00	$(0.01)	$0.00
Distributions from Net Realized Capital Gains	$(0.04)		$0.00	$(0.42)	$0.00	$0.00
Total Distributions	$(0.04)		$0.00	$(0.42)	$(0.01)	$0.00
Net Asset Value End of Period	$11.47		$10.11	$17.47	$16.81	$15.00
Total Return(a)	13.86	%(b)	(42.13)%	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$10.07		$8.74	$11.98	$3.95	$0.10
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.16	%(d)	(0.13)%	(0.09)%	0.01%	0.00%
Average Net Assets after Waiver	0.16	%(d)	(0.11)%	(0.04)%	0.12%	0.00%
Portfolio Turnover Rate	31.84%		77.47%	65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Large-Cap Fund:

	Unaudited 1/1/2009 to 6/30/2009		Period Ended December 31
			2008	2007	2006	2005*
Net Asset Value Beginning of Period	$9.24		$16.51	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.06		$0.11	$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.41		$(7.26)	$0.62	$1.29	$0.00
Total Operations	$0.47		$(7.15)	$0.69	$1.35	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$(0.11)	$(0.07)	$(0.06)	$0.00
Distributions from Return of Capital	$0.00		$(0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$(0.40)	$0.00	$0.00
Total Distributions	$0.00		$(0.12)	$(0.47)	$(0.06)	$0.00
Net Asset Value End of Period	$9.71		$9.24	$16.51	$16.29	$15.00
Total Return(a)	5.09	%(b)	(43.27)%	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$4.61		$4.71	$10.50	$9.60	$3.72
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.24	%(d)	0.73%	0.38%	0.31%	0.00%
Average Net Assets after Waiver	1.24	%(d)	0.75%	0.43%	0.41%	0.00%
Portfolio Turnover Rate	52.52%		104.11%	84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund:

	Unaudited 1/1/2009 to 6/30/2009		Year Ended December 31
			2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$15.45		$30.70	$31.83	$32.53	$33.14	$30.12
Operations:
Net Investment Income	$0.07		$0.15	$0.07	$0.15	$0.18	$0.05
Net Gains (Losses) on Securities (Realized & Unrealized)	$3.35		$(15.22)	$2.06	$3.80	$3.78	$6.10
Total Operations	$3.42		$(15.07)	$2.13	$3.95	$3.96	$6.15
Distributions:
Dividends from Net Investment Income	$0.00		$(0.15)	$(0.07)	$(0.15)	$(0.18)	$(0.08)
Distributions from Return of Capital	$0.00		$(0.03)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$(3.19)	$(4.50)	$(4.39)	$(3.05)
Total Distributions	$0.00		$(0.18)	$(3.26)	$(4.65)	$(4.57)	$(3.13)
Net Asset Value End of Period	$18.87		$15.45	$30.70	$31.83	$32.53	$33.14
Total Return(a)	22.14	%(b)	(49.07)%	6.62%	12.02%	11.90%	20.42%
Net Assets, End of Period (Millions)	$33.48		$30.91	$83.56	$87.73	$92.69	$83.86
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.87	%(d)	0.46%	0.14%	0.33%	0.47%	0.10%
Average Net Assets after Waiver	0.87	%(d)	0.48%	0.19%	0.38%	0.52%	0.15%
Portfolio Turnover Rate	70.55%		110.80%	85.16%	91.16%	89.43%	81.33%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Small-Cap Fund:

	Unaudited 1/1/2009 to 6/30/2009		Period Ended December 31
			2008	2007	2006	2005*
Net Asset Value Beginning of Period	$8.49		$15.82	$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.01		$0.02	$(0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.61		$(7.32)	$(1.64)	$2.52	$0.00
Total Operations	$0.62		$(7.30)	$(1.70)	$2.52	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$(0.02)	$0.00	$0.00	$0.00
Distributions from Return of Capital	$0.00		$(0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00
Total Distributions	$0.00		$(0.03)	$0.00	$0.00	$0.00
Net Asset Value End of Period	$9.11		$8.49	$15.82	$17.52	$15.00
Total Return(a)	7.30	%(b)	(46.17)%	(9.70)%	16.80%	0.00%
Net Assets, End of Period (Millions)	$5.61		$5.38	$9.80	$10.59	$3.51
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.34	%(d)	0.11%	(0.36)%	(0.21)%	0.00%
Average Net Assets after Waiver	0.34	%(d)	0.13%	(0.31)%	(0.10)%	0.00%
Portfolio Turnover Rate	82.16%		169.95%	118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Unaudited 1/1/2009 to 6/30/2009		Year Ended December 31
			2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$9.30		$16.01	$23.50	$18.94	$18.72	$16.36
Operations:
Net Investment Income	$0.20		$0.28	$0.46	$0.39	$0.47	$0.63
Net Return of Capital	$0.00		$0.07	$0.10	$0.30	$0.27	$0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	$(1.62)		$(6.31)	$(4.57)	$5.51	$1.28	$4.38
Total Operations	$(1.42)		$(5.96)	$(4.01)	$6.20	$2.02	$5.19
Distributions:
Dividends from Net Investment Income	$(0.15)		$(0.28)	$(0.46)	$(0.39)	$(0.47)	$(0.62)
Distributions from Return of Capital	$0.00		$(0.12)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$(0.35)	$(3.02)	$(1.25)	$(1.33)	$(2.21)
Total Distributions	$(0.15)		$(0.75)	$(3.48)	$(1.64)	$(1.80)	$(2.83)
Net Asset Value End of Period	$7.73		$9.30	$16.01	$23.50	$18.94	$18.72
Total Return(a)	(15.80	)%(b)	(38.47)%	(17.09)%	33.06%	10.95%	32.40%
Net Assets, End of Period (Millions)	$5.49		$6.75	$13.45	$21.95	$17.72	$19.43
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	0.98%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	5.16	%(d)	2.21%	1.82%	1.74%	2.41%	3.31%
Average Net Assets after Waiver	5.16	%(d)	2.23%	1.87%	1.79%	2.46%	3.36%
Portfolio Turnover Rate	0.00%		3.31%	13.73%	10.49%	4.89%	24.88%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout the Period for the International Fund:

	Unaudited 1/1/2009 to 6/30/2009		Period Ended December 31 2008*
Net Asset Value Beginning of Period	$16.12		$15.00
Operations:
Net Investment Income (Loss)	$0.14		$(0.01)
Net Gains on Securities (Realized & Unrealized)	$1.47		$1.13
Total Operations	$1.61		$1.12
Distributions:
Dividends from Net Investment Income	$0.00		$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00
Total Distributions	$0.00		$0.00
Net Asset Value End of Period	$17.73		$16.12
Total Return(a)	9.99	%(b)	7.47	%(b)
Net Assets, End of Period (Millions)	$3.45		$1.78
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40	%(d)	1.33	%(d)
Average Net Assets after Waiver	1.00	%(d)	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	2.57	%(d)	(0.98	)%(d)
Average Net Assets after Waiver	2.97	%(d)	(0.60	)%(d)
Portfolio Turnover Rate	13.76%		0.00%

*	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% maximum management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2010. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Unaudited 1/1/2009 to 6/30/2009		Year Ended December 31
			2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$16.40		$16.12	$15.79	$15.85	$16.08	$16.32
Operations:
Net Investment Income	$0.30		$0.62	$0.66	$0.63	$0.55	$0.57
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.03		$0.36	$0.33	$(0.06)	$(0.20)	$(0.21)
Total Operations	$0.33		$0.98	$0.99	$0.57	$0.35	$0.36
Distributions:
Dividends from Net Investment Income	$(0.30)		$(0.62)	$(0.66)	$(0.63)	$(0.55)	$(0.57)
Distributions from Net Realized Capital Gains	$0.00		$(0.08)	$0.00	$0.00	$(0.03)	$(0.03)
Total Distributions	$(0.30)		$(0.70)	$(0.66)	$(0.63)	$(0.58)	$(0.60)
Net Asset Value End of Period	$16.43		$16.40	$16.12	$15.79	$15.85	$16.08
Total Return(a)	2.00	%(b)	6.23%	6.40%	3.71%	2.19%	2.22%
Net Assets, End of Period (Millions)	$136.76		$118.58	$104.19	$83.84	$69.02	$55.39
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.62	%(d)	3.72%	4.08%	3.93%	3.41%	3.36%
Average Net Assets after Waiver	3.77	%(d)	3.87%	4.23%	4.08%	3.56%	3.51%
Portfolio Turnover Rate	11.65%		23.99%	12.14%	35.70%	32.79%	36.54%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Unaudited 1/1/2009 to 6/30/2009		Year Ended December 31
			2008	2007	2006	2005	2004
Net Asset Value Beginning of Period	$16.09		$15.98	$15.91	$15.92	$16.25	$16.49
Operations:
Net Investment Income	$0.23		$0.51	$0.55	$0.53	$0.54	$0.51
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.32		$0.11	$0.07	$(0.01)	$(0.33)	$(0.23)
Total Operations	$0.55		$0.62	$0.62	$0.52	$0.21	$0.28
Distributions:
Dividends from Net Investment Income(1)	$(0.23)		$(0.51)	$(0.55)	$(0.53)	$(0.54)	$(0.52)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.23)		$(0.51)	$(0.55)	$(0.53)	$(0.54)	$(0.52)
Net Asset Value End of Period	$16.41		$16.09	$15.98	$15.91	$15.92	$16.25
Total Return(a)	3.43	%(b)	3.96%	3.95%	3.31%	1.33%	1.72%
Net Assets, End of Period (Millions)	$19.59		$14.90	$11.47	$10.87	$9.51	$9.14
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.63	%(d)	2.96%	3.10%	3.01%	3.02%	2.81%
Average Net Assets after Waiver	2.98	%(d)	3.31%	3.45%	3.36%	3.37%	3.16%
Portfolio Turnover Rate	0.03%		16.95%	16.08%	19.45%	28.58%	12.77%

(1)	All distributions are Federally tax exempt.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

1)  Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the International Fund is long term capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund, International Fund and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)  Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

2)  Security Valuation and Transactions  – (continued)

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (Common Stock, Preferred Stock and Real Estate Investment Trusts).  Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Corporate Bonds.  The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Municipal Bonds.  Municipal Bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Asset Backed Securities.  The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield , and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

Short Term Notes.  Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities.  U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

2)  Security Valuation and Transactions  – (continued)

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2009:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
Equity Income Fund – Common Stock	$39,206,768	0	0	$39,206,768
Equity Income Fund – Money Market Fund	$353,690	0	0	$353,690
Growth Fund – Common Stock	$32,943,458	0	0	$32,943,458
Dynamic Growth Fund – Common Stock	$9,948,351	0	0	$9,948,351
Dynamic Growth Fund – Money Market Fund	$107,383	0	0	$107,383
Disciplined Large-Cap Fund – Common Stock	$4,562,989	0	0	$4,562,989
Disciplined Mid-Cap Fund – Common Stock	$30,960,720	0	0	$30,960,720
Disciplined Mid-Cap Fund – Real Estate Investment Trusts	$2,247,185	0	0	$2,247,185
Disciplined Mid-Cap Fund – Money Market Fund	$2,106	0	0	$2,106
Disciplined Small-Cap Fund – Common Stock	$5,267,345	0	0	$5,267,345
Disciplined Small-Cap Fund – Real Estate Investment Trusts	$289,194	0	0	$289,194
Realty Fund – Real Estate Investment Trusts	$5,273,966	0	0	$5,273,966
Realty Fund – Money Market Fund	$64,710	0	0	$64,710
International Fund – Common Stock	$3,336,915	0	0	$3,336,915
International Fund – Money Market Fund	$14,122	0	0	$14,122
Fixed Income Fund – Money Market Fund	$460,662	0	0	$460,662
Fixed Income Fund – Corporate Bonds	0	$72,717,905	0	$72,717,905
Fixed Income Fund – Government Agency Obligations	0	$20,749,808	0	$20,749,808
Fixed Income Fund – Government Obligations	0	$13,736,875	0	$13,736,875
Fixed Income Fund – Mortgage Backed Securities	0	$21,511,386	0	$21,511,386
Fixed Income Fund – Municipal Bonds	0	$3,644,088	0	$3,644,088
Fixed Income Fund – Sovereign Bonds	0	$2,342,651	0	$2,342,651
Municipal Income Fund – Municipal Bonds	0	$19,230,732	0	$19,230,732
Municipal Income Fund – Money Market Fund	$199,420	0	0	$199,420

3)  Significant Account Policies

FAS 161:

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds did not own any derivative instruments as of and during the period ended June 30, 2009.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

3)  Significant Account Policies  – (continued)

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications.

4)  Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2009 as indicated below. The Adviser contractually waived part of the management fees for the Fixed Income and Municipal Income Funds from the maximum of 1.00% and for the International Fund from the maximum of 1.40% as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2010.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

4)  Investment Advisory Agreements  – (continued)

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	None	1.00%	$175,102	$0
Growth Fund	1.00%	None	1.00%	$153,907	$0
Dynamic Growth Fund	1.00%	None	1.00%	$44,808	$0
Disciplined Large-Cap Fund	1.00%	None	1.00%	$21,591	$0
Disciplined Mid-Cap Fund	1.00%	None	1.00%	$146,031	$0
Disciplined Small-Cap Fund	1.00%	None	1.00%	$24,407	$0
Realty Fund	1.00%	None	1.00%	$26,406	$0
International Fund	1.40%	0.40%	1.00%	$9,328	$3,731
Fixed Income Fund	1.00%	0.15%	0.85%	$536,297	$94,641
Municipal Income Fund	1.00%	0.35%	0.65%	$56,865	$30,620

At June 30, 2009, management fees payable to the Adviser amounted to: $32,706 for the Equity Income Fund, $27,579 for the Growth Fund, $8,426 for the Dynamic Growth Fund, $3,855 for the Disciplined Large-Cap Fund, $27,739 for the Disciplined Mid-Cap Fund, $4,660 for the Disciplined Small-Cap Fund, $4,679 for the Realty Fund, $1,957 for the International Fund, $94,392 for the Fixed Income Fund and $10,519 for the Municipal Income Fund.

5)  Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the Trustees as a group was $17,500 for the six month period ended June 30, 2009, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Enhanced Return Fund, Equity Income Fund and International Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2009, client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 64.33% of the Equity Income Fund, 32.80% of the Growth Fund, 52.17% of the Dynamic Growth Fund, 66.97% of the Disciplined Large-Cap Fund, 64.31% of the Disciplined Mid-Cap Fund, 76.87% of the Disciplined Small-Cap Fund, 74.30% of the Realty Fund, 57.59% of the International Fund, 80.57% of the Fixed Income Fund, and 95.89% of the Municipal Income Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

6)  Purchases and Sales of Securities

From January 1, 2009 through June 30, 2009, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$15,311,465	$10,608,656	$0	$0
Growth Fund	$12,818,971	$13,097,802	$0	$0
Dynamic Growth Fund	$3,269,966	$2,868,234	$0	$0
Disciplined Large-Cap Fund	$2,266,857	$2,541,519	$0	$0
Disciplined Mid-Cap Fund	$20,615,331	$23,613,500	$0	$0
Disciplined Small-Cap Fund	$4,046,217	$4,149,772	$0	$0
Realty Fund	$0	$182,463	$0	$0
International Fund	$1,867,370	$272,535	$0	$0
Fixed Income Fund	$32,417,776	$11,534,084	$0	$1,370,000
Municipal Income Fund	$4,985,148	$5,000	$0	$0

7)  Share Transactions

As of June 30, 2009, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Share Transactions for the Period January 1 – June 30, 2009:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	521,526	126,592	59,306	7,746	28,414	7,505	7,640	85,957	1,668,126	372,211
Shares Issued on Reinvestment of Dividends	3,098	0	3,088	0	0	0	3,755	0	27,728	579
Subtotal	524,624	126,592	62,394	7,746	28,414	7,505	11,395	85,957	1,695,854	372,790
Shares Redeemed	(211,084)	(150,562)	(49,452)	(43,317)	(255,290)	(25,162)	(27,079)	(1,638)	(601,138)	(104,934)
Net Increase/ (Decrease) During Period	313,540	(23,970)	12,942	(35,571)	(226,876)	(17,657)	(15,684)	84,319	1,094,716	267,856
Shares Outstanding:
January 1, 2009 (Beginning of Period)	2,689,567	1,932,494	864,572	509,978	2,000,655	633,831	725,721	110,329	7,230,064	926,081
June 30, 2009 (End of Period)	3,003,107	1,908,524	877,514	474,407	1,773,779	616,174	710,037	194,648	8,324,780	1,193,937

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

8)  Security Transactions

As of June 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
Equity Income Fund	$42,301,079	$2,647,401	$(5,388,022)	$(2,740,621)
Growth Fund	$37,217,884	$2,048,548	$(6,322,974)	$(4,274,426)
Dynamic Growth Fund	$11,840,688	$581,434	$(2,366,388)	$(1,784,954)
Disciplined Large-Cap Fund	$5,067,167	$250,511	$(754,689)	$(504,178)
Disciplined Mid-Cap Fund	$33,720,835	$4,327,903	$(4,838,726)	$(510,823)
Disciplined Small-Cap Fund	$5,336,883	$984,890	$(765,234)	$219,656
Realty Fund	$5,926,692	$1,015,391	$(1,603,407)	$(588,016)
International Fund	$3,057,429	$368,941	$(75,333)	$293,608
Fixed Income Fund	$131,134,102	$5,259,687	$(1,230,414)	$4,029,273
Municipal Income Fund	$18,904,023	$585,716	$(59,587)	$526,129

9)  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses

As of December 31, 2008, the following Funds identified net realized capital loss carryforwards: the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, ($180,780) expiring in 2015 and ($1,493,333) expiring in 2016; the Municipal Income Fund had accumulated net realized capital loss carryovers of ($159) expiring in 2015; the Equity Income Fund had accumulated net realized capital loss carryovers of ($1,257,382) expiring in 2016; the Growth Fund had accumulated net realized capital loss carryovers of ($120,124) expiring in 2016; the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($603,249) expiring in 2016; the Disciplined Large-Cap Fund had accumulated net realized capital loss carryovers of ($787,126) expiring in 2016; and the Disciplined Mid-Cap Fund had accumulated net realized capital loss carryovers of ($7,419,096) expiring in 2016. As of December 31, 2008, the Fixed Income Fund utilized prior year capital loss carryovers of ($117,614). To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

11)  Distributions to Shareholders

	Johnson Equity Income Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$434,733
Net Realized Long-Term Capital Gain	38,100	0
Net Realized Short-Term Capital Gain	0	4,352
Total distributions paid	$38,100	$439,085
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$4,602
Capital Loss Carryforward		(1,257,382)
Unrealized Depreciation		(6,332,952)
Total distributable earnings on a tax basis		$(7,585,732)

	Johnson Growth Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$322,670
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	94
Return of Capital	0	97
Total distributions paid	$0	$322,861
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		(120,124)
Unrealized Depreciation		(10,693,912)
Total distributable earnings on a tax basis		$(10,814,036)

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

11)  Distributions to Shareholders  – (continued)

	Johnson Dynamic Growth Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$0
Net Realized Long-Term Capital Gain	32,771	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$0	$0
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		$(603,249)
Unrealized Depreciation		(5,249,255)
Total distributable earnings on a tax basis		$(5,852,504)

	Johnson Disciplined Large-Cap Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$57,062
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Return of Capital	0	6,097
Total distributions paid	$0	$63,159
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		$(787,126)
Unrealized Depreciation		(2,842,847)
Total distributable earnings on a tax basis		$(3,629,973)

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

11)  Distributions to Shareholders  – (continued)

	Johnson Disciplined Mid-Cap Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$300,008
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Return of Capital	0	56,249
Total distributions paid	$0	$356,257
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		(7,419,096)
Unrealized Depreciation		(17,286,646)
Total distributable earnings on a tax basis		$(24,705,742)

	Johnson Disciplined Small-Cap Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$10,394
Return of Capital	0	5,566
Total distributions paid	$0	$15,960
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward		$(1,737,578)
Unrealized Depreciation		(3,239,305)
Total distributable earnings on a tax basis		$(4,976,883)

	Johnson Realty Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$102,696	$219,078
Net Realized Long-Term Capital Gain	0	263,971
Return of Capital	0	87,958
Total distributions paid	$102,696	$571,007
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Unrealized Appreciation		$648,003
Total distributable earnings on a tax basis		$648,003

NOTES TO THE FINANCIAL STATEMENTS
Unaudited

11)  Distributions to Shareholders  – (continued)

Johnson International Fund
No distributions have been paid, since inception, for the International Fund.
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Ordinary Income	$2,879
Unrealized Appreciation	117,110
Total distributable earnings on a tax basis	$119,989

	Johnson Fixed Income Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$2,378,952	$4,285,378
Net Realized Long-Term Capital Gain	0	400,708
Net Realized Short-Term Capital Gain	0	187,809
Total distributions paid	$2,378,952	$4,873,895
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$459
Undistributed Long-Term Capital Gain		611
Unrealized Appreciation		3,905,202
Total distributable earnings on a tax basis		$3,906,272

	Johnson Municipal Income Fund
	2009	2008
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$259,016	$433,906
Total distributions paid	$259,016	$433,906
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$3,997
Capital Loss Carryforward		(159)
Unrealized Appreciation		248,855
Total distributable earnings on a tax basis		$252,693

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2008 and held through June 30, 2009.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 – June 30, 2009
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,007.18	$5.06
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,032.05	$5.12
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$1,138.58	$5.39
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$1,050.87	$5.17
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,221.36	$5.60
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,073,03	$5.23
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Realty Fund
Actual Fund Return	$1,000.00	$ 842.01	$4.64
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson International Fund
Actual Fund Return	$1,000.00	$ 1099.88	$5.29
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,020,.03	$4.33
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$ 1,017.13	$3.33
Hypothetical Return	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered the renewal of the Management Agreements between the Trust and the Adviser at an in-person meeting held on May 29, 2009. The Trustees reviewed materials provided by the Adviser and a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, the Funds’ performance, expense ratios and management fees for the most recently completed fiscal year compared to peer funds, the profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees noted that they had discussed the December 31, 2008 performance data in great detail at the February 28, 2009 Board meeting. The Trustees also reviewed the March 31, 2009 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees also reviewed the Morningstar percentile ranking by fund category for all of the Funds other than the Institutional Bond Funds (for which Morningstar comparisons were not available). The Trustees recognized that for the year-to-date and one year periods, each of these Funds had performed at least in line with the performance of the median manager in its Morningstar category other than the Realty Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund and the Disciplined Small-Cap Fund. The Trustees questioned the Adviser regarding the reasons that these Funds were underperforming their peer groups. It was explained to the Trustees that the with regard to the Disciplined Funds, the quantitative process used by these three Funds had been less effective over recent periods than it had been historically, but that the sectors and stocks selected using the process had started to recover and that performance was improving on a relative basis. It was suggested that the Trustees should consider the Funds’ performance over the longer term. It was also pointed out that the Disciplined Small-Cap Fund and Disciplined Mid-Cap Fund had been hurt because of liquidity needs of hedge funds. To meet the requests of hedge fund investors to liquidate their positions, many hedge funds had sold the smaller cap stocks in their funds because they were more liquid than the funds’ other holdings, and as a result the performance of the smaller cap stocks in the Funds’ portfolios had suffered. With regard to the Disciplined Large-Cap Fund, the Adviser indicated that performance had improved, as evidenced by its inclusion as an industry performance leader in a Wall Street Journal article. With regard to the Realty Fund, the Adviser reported that the Fund’s performance was hurt by specific stock selection and its overweight positions in underperforming property types. The Adviser also noted that the Institutional Bond Funds had been hurt by their underweight position in Treasury bonds, but had more recently outperformed in the year to date period as of the date of the meeting. After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to management of the Funds. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2008 by each Fund, in total dollars. The Trustees also reviewed a report which indicated average expense ratios for mutual funds in comparative categories. The Trustees agreed that the information on industry averages was most helpful. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses out of its advisory fees, and that it would therefore be more appropriate to compare the Funds’ total expense ratios with their peers rather than compare management fees when considering the renewal of the Management Agreements. The Trustees noted that each Fund’s expense ratio was below the mean for its Morningstar universe, and that most of the Funds had an expense ratio significantly below the mean. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis and that they did not wish to penalize the Adviser for its efficiency or provide some incentive to be less efficient in the future. The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that the profits realized by the Adviser from the management of the Funds were not excessive. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

The Fund’s Chief Compliance Officer reminded the Trustees that they reviewed the Adviser’s soft dollar arrangements at each Board meeting and that the Funds did not use an affiliated broker to execute securities transactions on behalf of the Funds. He indicated his opinion that the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions were lower for the Funds than for the clients of the Adviser as a whole. It was the consensus of the Trustees that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past. They did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (67) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (67) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (43) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (50) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (45) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (43) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (37) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

SEMI-ANNUAL REPORT	JUNE 30, 2009 - UNAUDITED

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio  45247
513-661-3100
800-541-0170
www.johnsoninv.com

JOHNSON MUTUAL FUNDS	June 30, 2009 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	7
JIC Institutional Bond Fund III	8
Johnson Enhanced Return Fund	9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Change in Net Assets	12

Financial Highlights
JIC Institutional Bond Fund I	13
JIC Institutional Bond Fund II	14
JIC Institutional Bond Fund III	15
Johnson Enhanced Return Fund	16

Notes to the Financial Statements	17-22

Disclosure of Expenses	23

Additional Information	24

Review and Renewal of Management Agreements	25

Trustees and Officers Table	26

Trustees, Officers, Transfer Agent, Fund Accountant
Custodian, Auditors, Legal Counsel	Back Page

JOHNSON MUTUAL FUNDS	June 30, 2009 - Unaudited

August 17, 2009

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2009 Semi-Annual Report.  On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index.  The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Equity investors are finally experiencing some relief as the stock market continued its rally from the lows that occurred in March.  Investor sentiment has become more positive as corporate earnings and economic indicators have begun to swing back in a positive direction.  After six consecutive quarters of painful declines, the S&P 500 Index jumped nearly 16% in the second quarter, making it the best quarter since 2003.  Through the end of July, the index is up 10.97% in 2009, outpacing the Dow Jones Industrial Average, which was up 6.31% for the same period.  Also, through the end of July the Russell Midcap gained 19.69%, and the Russell 2000 (an index of small-cap stocks) was up 12.53%.  For most of the year real estate investment trusts (REITS) lagged the broader market, but as of this writing the NAREIT index has rebounded sharply and has gained 7.86% year-to-date.  International markets experienced an even better recovery and were led by emerging economies.  As a result, the MSCI EAFE (Europe, Asia, Far East) index jumped 17.81% through the end of July.

Fixed income markets have also fared well so far this year.  Investors’ appetites for risk returned somewhat causing Treasury yields to rise.  Corporate and municipal bonds, which were out of favor during the credit crisis of 2008, have rebounded and performed well relative to treasury securities.  In this environment, the Barclays Capital Aggregate Bond Index gained 3.54% for the year through the end of July.  We understand that it is crucial to invest in only high quality fixed income investments to conserve shareholder value.  To that end we will not compromise our philosophy on quality, which has served portfolios exceedingly well during this past year of credit difficulties.

We are beginning to see some light at the end of the tunnel from an economic standpoint.  After many months of decline, economic data is starting to become “less bad.”  The housing sector began to show some stability, and importantly, consumer confidence has improved.  Economic surveys show that businesses and consumers are becoming more optimistic, which can unleash pent-up demand for goods and services.  Unemployment figures have worsened and are concerning, but history tells us that job creation lags the economy and that the recession can end before employment turns around.  Globally, we expect engines of growth, such as developing Asia, to keep moving forward as well, which will also contribute to worldwide economic recovery.

In light of the evidence, we believe the economy can turn around by year-end.  However, while the economy is gaining footing, it is still fragile. As a result, we expect more choppiness in the market in the months ahead.  In the face of ongoing market volatility, it is important that we all remain focused on the long term and not allow the market movements to dictate any rash decision making.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs.  As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions.  Thank you.

Sincerely,

Timothy E. Johnson, President

1

PERFORMANCE REVIEW – JUNE 30, 2009 UNAUDITED

JIC INSTITUTIONAL BOND FUND I

The JIC Institutional Bond Fund I provided a 3.04% return during the first six months of 2009 compared to a 1.29% return during the same period for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.  The relative outperformance of the Fund was largely driven by the Fund’s allocation to corporate bonds.  As the economy began to show tentative signs of improvement, yield spreads collapsed, driving substantial outperformance of the corporate sector.  The Fund maintains a substantial allocation to corporate bonds, as indicated by the Sector Allocation Chart on this page.

Our outlook for the Fund remains favorable as we believe the Fund is postured to capitalize on the value we are seeing in the investment grade marketplace.  The Fund is positioned to capture the slope of the yield curve, de-emphasize Treasuries, and focus on high-quality corporate bonds.  Our expectation is that interest rates will be somewhat range-bound for the foreseeable future.  The Fed is unlikely to begin raising rates until the economy is on more stable footing, so the yield curve should remain steep.  Our longer-than benchmark duration will allow the Fund to capture the additional yield from marginally extending out the yield curve.  The Fund is also substantially underweighted in Treasury bonds.  Treasury yields are historically low as a weak economy keeps rates depressed.  Though some small allocation to Treasuries is warranted, we believe superior investment opportunities will continue to be in the non-Treasury sectors.

The Fund will maintain its overweighted allocation in high quality corporate bonds.  Even though yield spreads have narrowed appreciably, they are still wide by historical standards.  Our expectation is that yield spreads will continue to narrow, though the pace of this narrowing should diminish.  In addition, we expect greater differentiation of quality and thus we continue to advocate the highest quality corporate bonds.  Though recovering, the economy will remain difficult for businesses in coming quarters as growth in the coming recovery is likely to be sub-par as compared to those of the past.  We expect default rates to escalate and risk aversion to grow at times during the year.  We believe the strength witnessed in more economically sensitive corporate issuers during the second quarter was premature.  We expect the reality of a slower, more subdued recovery will weigh on these sectors of the bond market in the coming months and quarters and our emphasis on quality will be rewarded.

Average Annual Total Returns
As of June 30, 2009

	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
Six Months	3.04%	1.29%
One Year	7.16%	4.38%
Three Years	5.99%	5.51%
Five Years	4.43%	4.01%
Since Inception*	4.48%	4.64%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Six month returns are not annualized.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Inception was August 31, 2000.

2

PERFORMANCE REVIEW – JUNE 30, 2009 UNAUDITED

JIC INSTITUTIONAL BOND FUND II

The JIC Institutional Bond Fund II provided a 1.90% return during the first six months of 2009 compared to a 0.89% return during the same period for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.  The relative outperformance of the Fund was largely driven by the Fund’s allocation to corporate bonds.  As the economy began to show tentative signs of improvement, yield spreads collapsed, driving substantial outperformance of the corporate sector.  The Fund maintains a substantial allocation to corporate bonds, as indicated by the Sector Allocation Chart on this page.

Our outlook for the Fund remains favorable as we believe the Fund is postured to capitalize on the value we are seeing in the investment grade marketplace.  The Fund is positioned to capture the slope of the yield curve, de-emphasize Treasuries, and focus on high-quality corporate bonds.  Our expectation is that interest rates will be somewhat range-bound for the foreseeable future.  The Fed is unlikely to begin raising rates until the economy is on more stable footing, so the yield curve should remain steep.  Our longer-than benchmark duration will allow the Fund to capture the additional yield from marginally extending out the yield curve.  The Fund is also substantially underweighted in Treasury bonds.  Treasury yields are historically low as a weak economy keeps rates depressed.  Though some small allocation to Treasuries is warranted, we believe superior investment opportunities will continue to be in the non-Treasury sectors.

The Fund will maintain its overweighted allocation in high quality corporate bonds.  Even though yield spreads have narrowed appreciably, they are still wide by historical standards.  Our expectation is that yield spreads will continue to narrow, though the pace of this narrowing should diminish.  In addition, we expect greater differentiation of quality and thus we continue to advocate the highest quality corporate bonds.  Though recovering, the economy will remain difficult for businesses in coming quarters as growth in the coming recovery is likely to be sub-par as compared to those of the past.  We expect default rates to escalate and risk aversion to grow at times during the year.  We believe the strength witnessed in more economically sensitive corporate issuers during the second quarter was premature.  We expect the reality of a slower, more subdued recovery will weigh on these sectors of the bond market in the coming months and quarters and our emphasis on quality will be rewarded.

Average Annual Total Returns
As of June 30, 2009

	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
Six Months	1.90%	0.89%
One Year	7.63%	5.61%
Three Years	6.61%	6.51%
Five Years	4.71%	4.63%
Since Inception*	5.30%	5.87%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Six month returns are not annualized.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.

3

PERFORMANCE REVIEW – JUNE 30, 2009 UNAUDITED

JIC INSTITUTIONAL BOND FUND III

The JIC Institutional Bond Fund III provided a 2.01% return during the first six months of 2009 compared to a -0.56% return during the same period for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.  The relative outperformance of the Fund was largely driven by the Fund’s allocation to corporate bonds.  As the economy began to show tentative signs of improvement, yield spreads collapsed, driving substantial outperformance of the corporate sector.  The Fund maintains a substantial allocation to corporate bonds, as indicated by the Sector Allocation Chart on this page.

Our outlook for the Fund remains favorable as we believe the Fund is postured to capitalize on the value we are seeing in the investment grade marketplace.  The Fund is positioned to capture the slope of the yield curve, de-emphasize Treasuries, and focus on high-quality corporate bonds.  Our expectation is that interest rates will be somewhat range-bound for the foreseeable future.  The Fed is unlikely to begin raising rates until the economy is on more stable footing, so the yield curve should remain steep.  Our longer-than benchmark duration will allow the Fund to capture the additional yield from marginally extending out the yield curve.  The Fund is also substantially underweighted in Treasury bonds.  Treasury yields are historically low as a weak economy keeps rates depressed.  Though some small allocation to Treasuries is warranted, we believe superior investment opportunities will continue to be in the non-Treasury sectors.

The Fund will maintain its overweighted allocation in high quality corporate bonds.  Even though yield spreads have narrowed appreciably, they are still wide by historical standards.  Our expectation is that yield spreads will continue to narrow, though the pace of this narrowing should diminish.  In addition, we expect greater differentiation of quality and thus we continue to advocate the highest quality corporate bonds.  Though recovering, the economy will remain difficult for businesses in coming quarters as growth in the coming recovery is likely to be sub-par as compared to those of the past.  We expect default rates to escalate and risk aversion to grow at times during the year.  We believe the strength witnessed in more economically sensitive corporate issuers during the second quarter was premature.  We expect the reality of a slower, more subdued recovery will weigh on these sectors of the bond market in the coming months and quarters and our emphasis on quality will be rewarded.

Average Annual Total Returns
As of June 30, 2009

	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
Six Months	2.01%	-0.56%
One Year	8.60%	5.29%
Three Years	7.34%	6.87%
Five Years	5.23%	5.08%
Since Inception*	5.89%	6.56%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Six month returns are not annualized.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.

4

PERFORMANCE REVIEW – JUNE 30, 2009 UNAUDITED

JOHNSON ENHANCED RETURN FUND

The total return for the Enhanced Return Fund was 5.90% during the first half of 2009 compared to 3.16% for the S&P 500 Index.  Volatility in the stock market remains elevated thus far in the year as investors wrestle with a difficult economic environment and continued instability in the financial industry.  The market fell sharply during the first quarter of 2009 as these fears swept through the market, but attractive values and more recent signs of stability in the economy led to significant recovery during the second quarter, and the positive performance thus far in the year.  The Fund outperformed the Index during both the difficult first quarter and during its recent recovery phase.

The return from the futures contracts owned by the Fund closely mirrored the price movement of the S&P 500 Index (the “Index”), as is expected.  The strategy of the Enhanced Return Fund is to approximate the volatility of the Index by entering into an appropriate number of futures contracts on the exchange and to seek to enhance the total return of the Index by investing excess funds in quality short duration fixed income securities.  The positive relative performance of the Fund for the first six months of the year was due to good performance from this fixed income portion of the portfolio.  The corporate bonds held in the Fund particularly performed well as their yield declined relative to U.S. Treasury securities.  This yield spread tightening was anticipated and the portfolio emphasized investment-grade rated corporate bonds during the period.  In addition, positive performance came from the slope of the yield curve, with short maturity bonds yielding less than longer maturity securities.  This environment means that more income is accrued with the bonds in the Fund than the implicit cost of entering into the futures contracts.  We anticipate the yield curve to remain steeply sloped for the rest of this year and into 2010.

Average Annual Total Returns
As of June 30, 2009

	Enhanced Return Fund	S&P 500 Index
Six Months	5.90%	3.16%
One Year	-24.53%	-26.21%
Three Year	-7.51%	-8.21%
Since Inception	-5.92%	-6.37%

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Six month returns are not annualized.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Fund inception was December 30, 2005

5

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2009

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Associates Corporation, 7.950% Due 02/15/10	200,000	201,354
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,129,637
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	214,501
Bank of NEW York Notes, 4.950% Due 01/14/11	510,000	529,182
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,047,861
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,496,295
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,200,000	1,199,306
JP Morgan Chase and Company Senior Subordinated Notes 6.750% Due 02/01/11	670,000	700,721
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,135,000	1,054,331
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,012,468
PNC Funding Corporation, 5.125% Due 12/14/10	530,000	529,710
PNC Funding Corporation, 7.500% Due 11/01/09	620,000	628,570
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,072,028
Wachovia Corporation, 5.350% Due 03/15/11	500,000	519,676
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	522,977
Total Finance: 23.3%		$11,858,617

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 3/15/14	900,000	933,387
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,173,976
General Electric Company Notes, 5.000% Due 02/01/13	800,000	833,092
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,103,796
IBM Corp, 4.750% Due 11/29/12	1,106,000	1,186,850
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,922,733
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,065,940
Wal-Mart Stores, 6.875%, Due 08/10/09	1,000,000	1,006,122
Wyeth Senior Unsecured Notes, 6.700% Due 03/15/11	877,000	949,517
Total Industrial: 22.0%		$11,175,413

Utilities
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	1,026,905
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,277,605
Total Utilities: 4.5%		$2,304,510

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,720,455
Federal Home Loan Mortgage Corporation Notes, 3.000% Due 04/21/14	2,000,000	1,978,478
Federal National Mortgage Association, 4.125% Due 02/11/15	2,500,000	2,495,885
Federal National Mortgage Association, 5.125% Due 11/02/12	1,040,000	1,056,218
Federal Home Loan Mortgage Corporation, 3.250% Due 03/18/14	2,000,000	1,997,800
Tennessee Valley Authority, 5.625% Due 01/18/11	1,000,000	1,070,579
Total United States Government Agency Obligations: 22.2%		$11,319,415

United States Government Agency Obligations - Mortgage-Backed Securities
Fannie Mae 30 Year Mortgage Backed Security, 5.500% Due 01/01/37	1,110,879	1,149,227
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	1,087,169	1,121,821
Fed. Nat'l Mortgage Assoc. CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	268,708	274,680
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	323,849	334,404
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	330,955	334,787
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	549,493	563,657
Total United States Government Agency Obligations- Mortgage-Backed Securities: 7.4%		$3,778,576

United States Government Treasury Obligations
United States Treasury Note, 4.125% Due 08/13/12	2,000,000	2,148,752
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,144,220
United States Treasury Note, 4.000% Due 04/15/10	1,750,000	1,799,151
Total United States Government Treasury Obligations: 12.0%		$6,092,123

Municipal Bonds
Indiana State Finance Authority Revenue, 5.000% Due 11/1/13	500,000	559,125
Michigan Muni Bond Authority Revenue, 5.000% Due 10/1/12	1,755,000	1,935,396
Total Municipal Bonds: 4.9%		$2,494,521

Total Fixed Income - Bonds: 96.3%		$49,023,175
(Fixed Income Identified Cost $47,580,215)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund, 0.00% yield *		193,560
Total Cash Equivalents: 0.4%		$193,560
(Cash Equivalents Identified Cost $193,560)

Total Portfolio Value: 96.7%		$49,216,735
(Total Portfolio Identified Cost $47,773,775)

Other Assets Less Liabilities 3.3%		1,666,428

Total Net Assets 100.0%		$50,883,163

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2009

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	507,900
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	831,686
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	917,060
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	839,237
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	741,985
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	785,588
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	500,000	496,704
Key Bank NA Subordinated Notes, 5.800% Due 078/01/14	1,056,000	980,946
Morgan Stanley Dean Witter, 4.250% Due 05/15/10	830,000	839,593
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	463,330
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	648,031
US Bank, 4.950% Due 10/30/14	615,000	635,406
US Bank, 6.375% Due 08/01/11	650,000	696,818
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,155,982
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	996,851
Total Finance: 22.8%		$11,537,117

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,282,642
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,011,952
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,039,820
General Electric Capital Corporatioin Notes, 6.000% Due 06/15/12	1,550,000	1,630,442
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,180,411
Lowes Companies, Inc., 8.250% Due 06/01/10	390,000	414,428
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,025,018
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	1,000,000	1,218,694
Target Corporation, 6.350% Due 01/15/11	400,000	426,376
United Technologies, 7.125% Due 11/15/10	1,054,000	1,127,039
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	503,061
Total Industrial: 21.4%		$10,859,883

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	739,099
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	519,323
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	727,834
National Rural Utilities, 10.375% Due 11/01/18	500,000	627,907
National Rural Utilities, 5.700% Due 01/15/10	500,000	508,036
Total Utilities: 6.2%		$3,122,199

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,720,534
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	556,450
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,642,595
Tennessee Valley Authority, 6.250% Due 12/15/17	825,000	946,918
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	170,401
Total United States Government Agency Obligations: 9.9%		$5,036,898

United States Government Agency Obligations - Mortgage Backed Securities
Fed. Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	1,946,826
Fed. Home Loan Mortg. Corp CMO Pool 3098 Cl. KE, 5.500% Due 09/15/34	2,000,000	2,060,688
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	330,954	334,787
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	1,237,587	1,268,092
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	822,902
Freddie Mac CMO Pool 3174 Class PY, 5.000% Due 08/15/19	1,000,000	1,046,434
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,400,000	1,472,985
Total United States Government Agency Obligations - Mortgage Backed Securities: 17.7%		$8,952,714

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,675,977
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,133,752
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,631,485
United States Treasury Bond, 4.500% Due 02/15/16	300,000	325,430
Total United States Government Treasury Obligations: 13.3%		$6,766,644

Municipal Bonds
Hillsborough County Florida School District Sales Tax Revenue (AMBAC Insured), 4.000% Due 10/1/09	2,300,000	2,314,375
Total Municipal Bonds: 4.6%		$2,314,375

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,018,544
Total Sovereign Bonds: 2.0%		$1,018,544

Total Fixed Income - Bonds: 97.9%		$49,608,374
(Fixed Income Identified Cost $48,500,752)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund, 0.00% yield *		4,055
Total Cash Equivalents: 0.0%		$4,055
(Cash Equivalents Identified Cost $4,055)

Total Portfolio Value: 97.9%		$49,612,429
(Total Portfolio Identified Cost $48,504,807)

Other Assets Less Liabilities 2.1%		$1,061,635

Total Net Assets 100.0%		$50,674,064

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2009

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	507,900
Associates Corporation, 7.950% Due 02/15/10	642,000	646,346
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,330,698
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	917,060
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/19	1,400,000	1,325,960
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	741,985
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	785,588
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,039,820
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,051,898
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	1,935,395
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	1,009,816
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	980,946
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	945,572
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	506,274
Suntrust Banks Inc., 7.750% Due 05/01/10	500,000	509,857
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	960,053
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,644,804
Total Finance: 34.8%		$16,839,972

Industrial
Abbott Laboratories, Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,092,170
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,153,034
General Electric Company Notes, 5.000% Due 02/01/13	500,000	520,682
Lowes Companies, Inc., 8.250% Due 06/01/10	500,000	531,318
Target Corporation, 6.350% Due 01/15/11	400,000	426,376
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,060,834
Wal-Mart Stores, 4.500% Due 07/01/15	1,000,000	1,043,943
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	503,061
Total Industrial: 13.0%		$6,331,418

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	739,099
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	519,323
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	455,779
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	820,477
National Rural Utilities Corporation Collateral Trust, 5.700% Due 01/15/10	500,000	508,036
Total Utilities: 6.3%		$3,042,714

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,150,668
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,294,422
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	877,457
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,114,089
Federal Home Loan Bank, 7.605% Due 02/25/15	500,000	521,508
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	851,577
Tennessee Valley Authority, 4.875% Due 12/15/16	500,000	522,830
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	573,890
Total United States Government Agency Obligations: 18.4%		$8,906,441

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp. Pool 2513 Class VK, 5.500% Due 09/15/13	752,765	758,970
Federal Home Loan Mortgage Corp., Pool 2877 Class AL, 5.000% Due 10/15/24	350,000	363,018
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,076,614
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	720,039
Freddie Mac CMO, Pool 3174 Class PY, 5.000% Due 08/15/19	835,000	873,772
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	903,550
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,000,000	1,052,132
Government National Mortgage Association, 5.500% Due 02/15/17	165,221	174,112
Total United States Government Agency Obligations - Mortgage Backed Securities: 14.3%		$6,922,207

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,169,532
United States Treasury Note, 4.625% Due 02/15/17	800,000	870,688
United States Treasury Note, 4.125 Due 05/15/15	1,200,000	1,280,251
Total United States Government Treasury Obligations: 8.9%		$4,320,471

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,018,544
Total Sovereign Bonds: 2.1%		$1,018,544

Total Fixed Income - Bonds: 97.8%		$47,381,767
(Fixed Income Identified Cost $46,301,767)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund, 0.00% yield *		287,570
Total Cash Equivalents: 0.6%		$287,570
(Cash Equivalents Identified Cost $287,570)

Total Portfolio Value: 98.4%		$47,669,337
(Total Portfolio Identified Cost $46,589,337)

Other Assets Less Liabilities 1.6%		$767,978

Total Net Assets 100.0%		$48,437,315

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.

The accompanying notes are an integral part of these financial statements.

8

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2009

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,009,455
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	811,414
Bank of America Corporation, 7.500% Due 03/15/12	500,000	525,513
Bank of New York Mellon, 6.375% Due 04/01/12	510,000	532,946
Citigroup Incorporated Senior Unsecured Notes, 4.625% Due 08/03/10	750,000	746,264
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	523,930
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,033,709
Duke-Weeks Realty Senior Notes, 7.750% Due 11/15/09	460,000	461,170
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,250,000	1,249,278
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	506,344
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	980,987
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,048,007
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	359,455
PNC Funding Corporation Bank Guarantee Notes, 5.125% Due 12/14/10	750,000	749,590
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,118,654
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,008,610
Total Finance: 29.4%		$12,665,326

Industrial
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,433,040
General Mills Incorporated Senior Unsecured Notes, 6.000% Due 02/15/12	500,000	538,297
IBM Corporation, 7.500% Due 06/15/13	550,000	626,090
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,069,803
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	500,000	516,543
United Technologies Corporation Notes, 7.125% Due 11/15/10	444,000	474,768
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/12	500,000	529,907
Total Industrial: 14.3%		$6,188,448

Utilities
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	285,037
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	255,521
National Rural Utilities Collateral Trust, 5.700% Due 01/15/10	309,000	313,967
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	528,755
Wisconsin Power & Light Debentures, 7.625% Due 03/01/10	865,000	894,657
Total Utilities: 5.3%		$2,277,937

United States Government Agency Obligations
Federal Home Loan Mortgage Corporation Notes, 3.000% Due 04/21/14	1,000,000	989,239
Federal Home Loan Mortgage Corporation Notes, 3.250% Due 06/25/14	1,000,000	1,001,233
Total United States Government Agency Obligations: 4.6%		1,990,472

United States Government Agency Obligations - Mortgage Backed Securities
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	699,377	735,338
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	543,584	560,911
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	268,039	273,995
Freddie Mac 5 Year Balloon MBS, 4.500% Due 09/01/09	231,150	233,827
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	334,890	348,247
Total United States Government Agency Obligations - Mortgage Backed Securities: 5.0%		$2,152,318

United States Government Treasury Obligations
United States Treasury Bill Zero% Due 10/22/09 (a)**	4,500,000	4,494,632
United States Treasury Bill Zero% Due 03/11/10 (a)**	6,000,000	5,977,354
United States Treasury Bill Zero% Due 07/02/09 (a) **	120,000	119,999
Total United States Government Treasury Obligations: 24.6%		10,591,985

Total Fixed Income - Bonds: 83.2%		$35,866,486
(Fixed Income Identified Cost $35,621,508)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund, 0.00% yield *		3,043,386
Total Cash Equivalents: 7.0%		$3,043,386
(Cash Equivalents Identified Cost $3,043,386)

Total Portfolio Value: 90.2%		$38,909,872
(Total Portfolio Identified Cost $38,664,894)

Other Assets Less Liabilities 9.8%		$4,222,265

Total Net Assets: 100.0%.		$43,132,137

Futures Contracts
	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring SEP 2009	914	$388,835
(Notional Value of $42,012,924)

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2009.
** Non-income producing security
(a) - Pledged as collateral on Futures Contracts

The accompanying notes are an integral part of these financial statements.

9

JOHNSON MUTUAL FUNDS	June 30, 2009 - Unaudited

Statement of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Market Value*	$49,216,735	$49,612,429	$47,669,337	$38,909,872
Cash	1,083,067	518,557	185,971	4,173,513
Interest Receivable	595,450	555,094	593,448	321,694
Total Assets	$50,895,252	$50,686,080	$48,448,756	$43,405,079

Liabilities:
Accrued Management Fees	$12,089	$12,016	$11,441	$12,452
Payable for Variation Margin on Futures Contracts	0	0	0	260,490
Total Liabilities	$12,089	$12,016	$11,441	$272,942

Net Assets	$50,883,163	$50,674,064	$48,437,315	$43,132,137

Net Assets Consist of:
Paid in Capital	$50,334,292	$49,086,748	$46,561,986	$68,315,659
Accumulated Undistributed Net Investment Income (Loss)	269	(1,638)	1,890	7,622
Accumulated Undistributed Net Realized Gain
(Loss) from Security Transactions & Futures	(894,358)	481,332	793,439	(25,824,957)
Net Unrealized Gain on Investments	1,442,960	1,107,622	1,080,000	244,978
Net Unrealized Gain on Futures Contracts	0	0	0	388,835

Net Assets	$50,883,163	$50,674,064	$48,437,315	$43,132,137

Shares Outstanding (Unlimited Amount Authorized)	3,355,230	3,263,202	3,111,212	4,589,849

Offering, Redemption and
Net Asset Value Per Share	$15.17	$15.53	$15.57	$9.40

*Identified Cost of Securities	$47,773,775	$48,504,807	$46,589,337	$38,664,894

The accompanying notes are an integral part of these financial statements.

10

JOHNSON MUTUAL FUNDS	June 30, 2009 - Unaudited

Statement of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Period Ended	Period Ended	Period Ended	Period Ended
	6/30/2009	6/30/2009	6/30/2009	6/30/2009
Investment Income:
Interest	$1,054,063	$1,203,012	$1,238,934	$572,732
Total Investment Income	$1,054,063	$1,203,012	$1,238,934	$572,732
Expenses:
Gross Management Fee	$75,470	$74,129	$70,929	$181,294
Total Expenses	$75,470	$74,129	$70,929	$181,294
Management Fee Waiver
(See accompanying note #4)	$(2,516)	$(2,471)	$(2,365)	$(117,841)
Net Expenses	$72,954	$71,658	$68,564	$63,453

Net Investment Income	$981,109	$1,131,354	$1,170,370	$509,279

Net Realized Gain from Security Transactions	$96,194	$737,095	$792,816	$139,681
Net Realized Gain (Loss) from Futures Contracts	0	0	0	(115,680)
Net Unrealized Gain (Loss) on Investments	444,804	(893,871)	(990,075)	621,297
Net Unrealized Gain on Futures Contracts	0	0	0	1,120,160

Net Gain (Loss) on Investments	$540,998	$(156,776)	$(197,259)	$1,765,458

Net Increase in Net Assets from Operations	$1,522,107	$974,578	$973,111	$2,274,737

The accompanying notes are an integral part of these financial statements.

11

JOHNSON MUTUAL FUNDS	June 30, 2009

Statement of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2009*	12/31/2008	6/30/2009*	12/31/2008	6/30/2009*	12/31/2008	6/30/2009*	12/31/2008
Operations:
Net Investment Income	$981,109	$2,325,653	$1,131,354	$2,490,148	$1,170,370	$2,564,086	$509,279	$2,004,131
Net Realized Gain (Loss)
from Security Transactions	96,194	153,259	737,095	163,789	792,816	732,845	139,681	(137,067)
Net Realized Gain (Loss)
from Futures Contracts	0	0	0	0	0	0	(115,680)	(24,574,201)
Net Unrealized Gain (Loss)
on Investments	444,804	404,226	(893,871)	977,954	(990,075)	693,932	621,297	(777,250)
Net Unrealized Gain
on Futures Contracts	0	0	0	0	0	0	1,120,160	1,508,995
Net Increase (Decrease) in Net
Assets from Operations	$1,522,107	$2,883,138	$974,578	$3,631,891	$973,111	$3,990,863	$2,274,737	$(21,975,392)

Distributions to Shareholders:
Net Investment Income	$(981,236)	$(2,325,786)	$(1,133,496)	$(2,489,893)	$(1,168,898)	$(2,563,722)	$(509,492)	$(2,006,187)
Net Realized Gain from
Security Transactions	0	0	0	0	0	(603,471)	0	0
Net (Decrease) in Assets
from Distributions	$(981,236)	$(2,325,786)	$(1,133,496)	$(2,489,893)	$(1,168,898)	$(3,167,193)	$(509,492)	$(2,006,187)

Capital Share Transactions:
Proceeds From Sale of Shares	$2,914,076	$7,018,364	$2,548,386	$6,069,083	$2,357,571	$5,884,829	$6,400,000	$5,000,000
Net Asset Value of Shares Issued on
Reinvestment of Distributions	0	0	0	0	0	603,471	509,492	2,006,187
Cost of Shares Redeemed	(5,986,103)	(14,135,335)	(6,364,298)	(12,821,645)	(6,652,136)	(11,989,048)	(2,860,475)	(333,516)
Net Increase (Decrease) in Net from Capital Share Transactions	$(3,072,027)	$(7,116,971)	$(3,815,912)	$(6,752,562)	$(4,294,565)	$(5,500,748)	$4,049,017	$6,672,671

Net Change in Net Assets	$(2,531,156)	$(6,559,619)	$(3,974,830)	$(5,610,564)	$(4,490,352)	$(4,677,078)	$5,814,262	$(17,308,908)

Net Assets at Beginning of Period	$53,414,319	$59,973,938	$54,648,894	$60,259,458	$52,927,667	$57,604,745	$37,317,875	$54,626,783

Net Assets at End of Period	$50,883,163	$53,414,319	$50,674,064	$54,648,894	$48,437,315	$52,927,667	$43,132,137	$37,317,875

Including Accumulated Undistributed
Net Investment Income (Loss)	$269	$476	$(1,638)	$591	$1,890	$416	$7,622	$9,251

*Unaudited

The accompanying notes are an integral part of these financial statements.

12

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Unaudited
	01/01/2009 to		Year Ended December 31
	06/30/2009		2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$15.01		$14.84	$14.60	$14.54	$14.77	$15.05

Operations:
Net Investment Income	$0.29		$0.62	$0.61	$0.56	$0.50	$0.47
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.16		$0.17	$0.24	$0.06	$(0.23)	$(0.26)
Total Operations	$0.45		$0.79	$0.85	$0.62	$0.27	$0.21

Distributions:
Dividends from Net Investment Income	$(0.29)		$(0.62)	$(0.61)	$(0.56)	$(0.50)	$(0.49)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.29)		$(0.62)	$(0.61)	$(0.56)	$(0.50)	$(0.49)

Net Asset Value at End of Period	$15.17		$15.01	$14.84	$14.60	$14.54	$14.77

Total Return(a)	3.04	%(b)	5.47%	5.96%	4.39%	1.87%	1.45%

Net Assets End of Period (Millions)	$50.88		$53.41	$59.97	$57.67	$56.40	$53.52

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29	%(c)	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.89	%(c)	4.11%	4.14%	3.88%	3.43%	3.32%
Average Net Assets after Waiver	3.90	%(c)	4.14%	4.16%

Portfolio Turnover Rate	14.56%		29.25%	25.40%	26.22%	28.26%	40.71%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b):	Not annualized.

(c):	Annualized.

(d):	In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Unaudited
	01/01/2009 to		Year Ended December 31
	06/30/2009		2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$15.59		$15.26	$14.94	$14.99	$15.36	$15.68

Operations:
Net Investment Income	$0.35		$0.69	$0.68	$0.66	$0.63	$0.61
Net Gains (Losses) on Securities
(Realized and Unrealized)	$(0.06)		$0.33	$0.32	$(0.05)	$(0.37)	$(0.28)
Total Operations	$0.29		$1.02	$1.00	$0.61	$0.26	$0.33

Distributions:
Dividends from Net Investment Income	$(0.35)		$(0.69)	$(0.68)	$(0.66)	$(0.63)	$(0.65)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.35)		$(0.69)	$(0.68)	$(0.66)	$(0.63)	$(0.65)

Net Asset Value at End of Period	$15.53		$15.59	$15.26	$14.94	$14.99	$15.36

Total Return(a)	1.90%	(b)	6.89%	6.87%	4.18%	1.71%	2.13%

Net Assets End of Period (Millions)	$50.67		$54.65	$60.26	$57.84	$55.96	$53.38

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	(c)	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.54%	(c)	4.42%	4.51%	4.43%	4.14%	4.17%
Average Net Assets after Waiver	4.55%	(c)	4.45%	4.53%

Portfolio Turnover Rate	12.11%		13.24%	16.41%	17.25%	23.35%	39.20%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b):	Not annualized.

(c):	Annualized.

(d):	In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

14

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Unaudited
	01/01/2009 to		Year Ended December 31
	06/30/2009		2008	2007	2006	2005	2004

Net Asset Value Beginning of Period	$15.64		$15.40	$15.05	$15.21	$15.68	$15.95

Operations:
Net Investment Income	$0.75		$0.75	$0.73	$0.73	$0.72	$0.71
Net Gains (Losses) on Securities
(Realized and Unrealized)	$(0.07)		$0.42	$0.35	$(0.16)	$(0.47)	$(0.20)
Total Operations	$0.68		$1.17	$1.08	$0.57	$0.25	$0.51

Distributions:
Dividends from Net Investment Income	$(0.75)		$(0.75)	$(0.73)	$(0.73)	$(0.72)	$(0.75)
Distributions from Net Realized Capital Gains	$0.00		$(0.18)	$0.00	$0.00	$0.00	$(0.03)
Total Distributions	$(0.75)		$(0.93)	$(0.73))	$(0.73)	$(0.72)	$(0.78)

Net Asset Value at End of Period	$15.57		$15.64	$15.40	$15.05	$15.21	$15.68

Total Return(a)	2.01%	(b)	7.89%	7.42%	3.92%	1.65%	3.31%

Net Assets End of Period (Millions)	$48.44		$52.93	$57.60	$54.67	$51.61	$46.62

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	(c)	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.91%	(c)	4.80%	4.83%	4.89%	4.70%	4.75%
Average Net Assets after Waiver	4.92%	(c)	4.83%	4.85%

Portfolio Turnover Rate	8.49%		12.59%	17.73%	14.71%	31.83%	14.48%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b):	Not annualized.

(c):	Annualized.

(d):	In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.29, 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Johnson Enhanced Return Fund:

	Unaudited
	01/01/2009 to		Period Ended December 31
	06/30/2009		2008	2007	2006	2005 *

Net Asset Value Beginning of Period	$9.00		$15.03	$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.12		$0.50	$0.78	$0.51	$0.00
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	$0.40		$(6.03)	$0.14	$1.80	$0.00
Total Operations	$0.52		$(5.53)	$0.92	$2.31	$0.00

Distributions:
Dividends from Net Investment Income	$(0.12)		$(0.50)	$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$(1.33)	$(0.58)	$0.00
Total Distributions	$(0.12)		$(0.50)	$(2.09)	$(1.11)	$0.00

Net Asset Value at End of Period	$9.40		$9.00	$15.03	$16.20	$15.00

Total Return(a)	5.90%	(b)	(37.58%)	5.66%	15.59%	0.00%

Net Assets End of Period (Millions)	$43.13		$37.32	$54.62	$52.36	$0.98

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	(c)	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	(c)	0.35%	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.17%	(c)	3.40%	4.00%	4.08%	0.00%
Average Net Assets after Waiver	2.82%	(c)	4.05%	4.65%	4.73%	0.00%

Portfolio Turnover Rate	43.36%		35.06%	37.32%	17.30%	0.00%

*	Commencement Date December 30, 2005

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b):	Not annualized.

(c):	Annualized.

(d):
In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%.In 2006, 2007, 2008 and 2009, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.35%. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

16

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.  The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Security Valuation and Transactions:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Asset Backed Securities. The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield , and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

U.S. Government Securities. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Company using pricing models fall into this category and are categorized within the level 2 of the fair value hierarchy.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The investments in securities are stated at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value.  Security transactions are accounted for on trade date.  Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

17

NOTES TO THE FINANCIAL STATEMENTS

Effective January 1, 2008, the Funds adopted FASB Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2009:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
JIC Institutional Bond Fund I – Corporate Bonds	0	$ 25,338,540	0	$ 25,338,540
JIC Institutional Bond Fund I – Government Agency Obligations	0	$ 11,319,415	0	$ 11,319,415
JIC Institutional Bond Fund I – Mortgage-Backed Securities	0	$ 3,778,576	0	$ 3,778,576
JIC Institutional Bond Fund I – Government Treasury Obligations	0	$ 6,092,123	0	$ 6,092,123
JIC Institutional Bond Fund I – Municipal Bonds	0	$ 2,494,521	0	$ 2,494,521
JIC Institutional Bond Fund I – Money Market Fund	$ 193,560	0	0	$ 193,560

JIC Institutional Bond Fund II – Corporate Bonds	0	$ 25,519,199	0	$ 25,519,199
JIC Institutional Bond Fund II – Government Agency Obligations	0	$ 5,036,898	0	$ 5,036,898
JIC Institutional Bond Fund II – Mortgage-Backed Securities	0	$ 8,952,714	0	$ 8,952,714
JIC Institutional Bond Fund II – Government Treasury Obligations	0	$ 6,766,644	0	$ 6,766,644
JIC Institutional Bond Fund II – Municipal Bonds	0	$ 2,314,375	0	$ 2,314,375
JIC Institutional Bond Fund II – Sovereign Bonds	0	$ 1,018,544	0	$ 1,018,544
JIC Institutional Bond Fund II – Money Market Fund	$ 4,055	0	0	$ 4,055

JIC Institutional Bond Fund III – Corporate Bonds	0	$ 26,214,104	0	$ 26,214,104
JIC Institutional Bond Fund III – Government Agency Obligations	0	$ 8,906,441	0	$ 8,906,441
JIC Institutional Bond Fund III – Mortgage-Backed Securities	0	$ 6,922,207	0	$ 6,922,207
JIC Institutional Bond Fund III – Government Treasury Obligations	0	$ 4,320,471	0	$ 4,320,471
JIC Institutional Bond Fund III – Sovereign Bonds	0	$ 1,018,544	0	$ 1,018,544
JIC Institutional Bond Fund III – Money Market Fund	$ 287,570	0	0	$ 287,570

18

NOTES TO THE FINANCIAL STATEMENTS

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
Enhanced Return Fund – Corporate Bonds	0	$ 21,131,711	0	$ 21,131,711
Enhanced Return Fund – Government Agency Obligations	0	$ 1,990,472	0	$ 1,990,472
Enhanced Return Fund – Mortgage-Backed Securities	0	$ 2,152,318	0	$ 2,152,318
Enhanced Return Fund – Government Treasury Obligations	0	$ 10,591,985	0	$ 10,591,985
Enhanced Return Fund – Money Market Fund	$ 3,043,386	0	0	$ 3,043,386
Enhanced Return Fund – Other Financial Instruments*	$ 0	$ 388,835	0	$ 388,835

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation on the contracts.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists, because fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

3)  Summary of Significant Accounting Policies:

Financial Futures Contracts:
Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded.  The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation.  The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December).  The contracts are held until it is time to roll into the next contracts.  The notional value of the contracts entered into in March 2009 and in June 2009 was $31,316,414 and $41,601,017, respectively.  Upon entering into a financial futures contract the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain loss on futures contracts is reported separately within the Statement of Operations.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date.  A gain or loss is realized when a contract is sold, and is the difference between the market value of the contract at purchase and the market value of the contract when sold.  Realized gains/(losses) on futures contracts are reported separately within the Statement of Operations.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Due to Broker as of June 30, 2009:
Net variation margin payable on futures contracts as of June 30, 2009:	$260,490
Net Due to Broker:	$260,490

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the six month period ended June 30, 2009, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2005.

19

NOTES TO THE FINANCIAL STATEMENTS

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

4) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.29%, after the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the six month period ended June 30, 2009 as indicated below.   The Adviser has agreed to waive a part of the management fee for the JIC Institutional Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.29%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2009.  Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2010.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.01%	0.29%	$ 72,954	$ 2,516
JIC Institutional Bond Fund II	0.30%	0.01%	0.29%	$ 71,658	$ 2,471
JIC Institutional Bond Fund III	0.30%	0.01%	0.29%	$ 68,564	$ 2,365
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$ 63,453	$117,841

At June 30, 2009, management fees payable amounted to $12,089, $12,016, $11,441 and $12,452 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

5)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the Trustees as a group was $17,500 for the six month period ended June 30, 2009, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2009, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.  At June 30, 2009, client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 73.65% of the Enhanced Return Fund, and the R C Archdiocese of Indianapolis owned in aggregate 26.35% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

6) Purchases and Sales of Securities:

For the period ended June 30, 2009, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$7,156,613	$7,652,625	$0	$1,637,465
JIC Institutional Bond Fund II	$5,951,044	$1,470,759	$0	$5,860,819
JIC Institutional Bond Fund III	$4,034,555	$1,923,506	$0	$6,016,865
Johnson Enhanced Return Fund	$14,354,396	$13,356,464	$11,058,293	$5,704,479

7)  Share Transactions:
As of June 30, 2009, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value next determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

20

NOTES TO THE FINANCIAL STATEMENTS

Share Transactions for the Period January 1 – June 30, 2009:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	193,070	165,130	152,543	685,666
Shares Issued on Reinvestment of Dividends	0	0	0	59,849
Subtotal	193,070	165,130	152,543	745,515
Shares Redeemed	(396,265)	(408,296)	(425,049)	(302,696)
Net Increase/Decrease During Period	(203,195)	(243,166)	(272,506)	442,819
Shares Outstanding:
January 1, 2009 (Beginning of Period)	3,558,425	3,506,368	3,383,718	4,147,030
June 30, 2009 (End of Period)	3,355,230	3,263,202	3,111,212	4,589,849

8)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on June 30, 2009 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund.  As of June 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$47,773,775	$1,534,813	$(91,853)	$1,442,960
JIC Institutional Bond Fund II	$48,504,807	$1,841,833	$(734,211)	$1,107,622
JIC Institutional Bond Fund III	$46,589,337	$1,879,887	$(799,887)	$1,080,000
Johnson Enhanced Return Fund	$38,664,894	$345,063	$(100,085)	$244,978

9)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses:

As of December 31, 2008, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($795,991) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015.  To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2008, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($102,181) expiring in 2013, ($31,203) expiring in 2014 and ($122,658) expiring in 2015.   To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

During the year ended December 31, 2008, the JIC Institutional Bond Fund III utilized prior year capital loss carryovers in the amount of $128,887.

As of December 31, 2008, the Johnson Enhanced Return Fund had accumulated net realized capital loss carryovers of ($23,784,396) expiring in 2016. To the extent that the Johnson Enhanced Return Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

11) Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$981,236	$2,325,786
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$981,236	$2,325,786

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$476
Capital Loss Carryforward	(990,552)
Unrealized Appreciation	998,156
Total distributable earnings on a tax basis	$8,080

21

NOTES TO THE FINANCIAL STATEMENTS

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$1,133,496	$2,489,893
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$1,133,496	$2,489,893

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$591
Capital Loss Carryforward	(256,042)
Unrealized Appreciation	2,001,493
Total distributable earnings on a tax basis	$1,746,042

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$1,168,898	$2,563,722
Net Realized Long-Term Capital Gain	0	509,812
Net Realized Short-Term Capital Gain	0	93,659
Total distributions paid	$1,168,898	$3,167,193

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$663
Undistributed Long-Term Capital Gain	240
Unrealized Appreciation	2,070,075
Total distributable earnings on a tax basis	$2,070,978

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$509,492	$2,006,187
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$509,492	$2,006,187

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$9,251
Unrealized (Depreciation)	(3,044,210)
Capital Loss Carryforward	(23,784,396)
Total distributable earnings on a tax basis	$(26,819,355)

22

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2008 and held through June 30, 2009.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 – June 30, 2009
Actual	$1,000.00	$1,030.40	$1.48
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund II	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 – June 30, 2009
Actual	$1,000.00	$1,018.96	$1.48
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund III	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 – June 30, 2009
Actual	$1,000.00	$1,020.14	$1.48
Hypothetical	$1,000.00	$1,023.74	$1.48

Johnson Enhanced Return Fund	Beginning Account Value December 31, 2008	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 – June 30, 2009
Actual	$1,000.00	$1,059.03	$1.82
Hypothetical	$1,000.00	$1,023.44	$1.79
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.29%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

23

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

24

Review and Renewal of Management Agreements

The Board of Trustees of Johnson Mutual Funds Trust considered the renewal of the Management Agreements between the Trust and the Adviser at an in-person meeting held on May 29, 2009.  The Trustees reviewed materials provided by the Adviser and a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, the Funds' performance, , expense ratios and management fees for the most recently completed fiscal year compared to peer funds, the profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees noted that they had discussed the December 31, 2008 performance data in great detail at the February 28, 2009 Board meeting.  The Trustees also reviewed the March 31, 2009 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees also reviewed the Morningstar percentile ranking by fund category for all of the Funds other than the Institutional Bond Funds (for which Morningstar comparisons were not available).  The Trustees recognized that for the year-to-date and one year periods, each of these Funds had performed at least in line with the performance of the median manager in its Morningstar category other than the Realty Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund and the Disciplined Small-Cap Fund.  The Trustees questioned the Adviser regarding the reasons that these Funds were underperforming their peer groups.  It was explained to the Trustees that the with regard to the Disciplined Funds, the quantitative process used by these three Funds had been less effective over recent periods than it had been historically, but that the sectors and stocks selected using the process had started to recover and that performance was improving on a relative basis.  It was suggested that the Trustees should consider the Funds' performance over the longer term.  It was also pointed out that the Disciplined Small-Cap Fund and Disciplined Mid-Cap Fund had been hurt because of liquidity needs of hedge funds.  To meet the requests of hedge fund investors to liquidate their positions, many hedge funds had sold the smaller cap stocks in their funds because they were more liquid than the funds’ other holdings, and as a result the performance of the smaller cap stocks in the Funds' portfolios had suffered.  With regard to the Disciplined Large-Cap Fund, the Adviser indicated that performance had improved, as evidenced by its inclusion as an industry performance leader in a Wall Street Journal article.  With regard to the Realty Fund, the Adviser reported that the Fund's performance was hurt by specific stock selection and its overweight positions in underperforming property types.  The Adviser also noted that the Institutional Bond Funds had been hurt by their underweight position in Treasury bonds, but had more recently outperformed in the year to date period as of the date of the meeting.  After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel.  They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to management of the Funds.  The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance.  They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive.  It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2008 by each Fund, in total dollars.  The Trustees also reviewed a report which indicated average expense ratios for mutual funds in comparative categories. The Trustees agreed that the information on industry averages was most helpful.  They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe.  The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses out of its advisory fees, and that it would therefore be more appropriate to compare the Funds' total expense ratios with their peers rather than compare management fees when considering the renewal of the Management Agreements.  The Trustees noted that each Fund's expense ratio was below the mean for its Morningstar universe, and that most of the Funds had an expense ratio significantly below the mean.  The Trustees also discussed the profitability of the Funds to the Adviser.  A representative of the Adviser reported on the Adviser’s financial condition.

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis and that they did not wish to penalize the Adviser for its efficiency or provide some incentive to be less efficient in the future.  The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that the profits realized by the Adviser from the management of the Funds were not excessive.  The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

The Fund's Chief Compliance Officer reminded the Trustees that they reviewed the Adviser’s soft dollar arrangements at each Board meeting and that the Funds did not use an affiliated broker to execute securities transactions on behalf of the Funds.  He indicated his opinion that the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions were lower for the Funds than for the clients of the Adviser as a whole.  It was the consensus of the Trustees that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past.  They did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders.  Accordingly, the  Board renewed the Management Agreements for an additional year.

25

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (67) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
INDEPENDENT TRUSTEES
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (80) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (67) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (43) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	14	None
OFFICERS
Dale H. Coates (50) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (45) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (43) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (37) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

26

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 26, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 9, 2009

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 9, 2009

* Print the name and title of each signing officer under his or her signature.